UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2023 – November 30, 2023

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Funds Semiannual Report

Guggenheim Strategic Opportunities Fund

GuggenheimInvestments.com	CEF-GOF-SAR-1123

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gof, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2023

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2023 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the factors that impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -8.11% and a total return based on NAV of 6.52%. At the end of the Reporting Period, the Fund’s market price of $13.33 per share represented a premium of 10.90% to its NAV of $12.02 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 16.39% based on the Fund’s closing market price of $13.33 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 25, and Note 2(f) on page 96 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 124 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV.

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2023

Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

December 31, 2023

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2023

With an influx of softer data on economic activity and inflation coupled with worsening survey results and anecdotal reports, the U.S. Federal Reserve (the “Fed”) has continued to shift in a dovish direction as it becomes more cautious about downside risk to the economy than the upside risk to inflation. The Fed held rates steady at its December 2023 meeting, and in their Summary of Economic Projections, Fed officials signaled the possibility for 75 basis points of rate cuts in 2024, up from their prior estimate of 50 basis points of cuts. More importantly, Chair Powell acknowledged that discussion on when to cut rates was beginning, opening the possibility for rate cuts in as soon as the next few months.

The Fed’s pivot to a dovish stance is unequivocally market friendly in our view and led rates lower, equity markets to new highs, and credit spreads to their tightest levels since before the hiking cycle began. The decline in U.S. Treasury yields across the board is fueling a bit of an unexpected improvement in markets, spanning both risk and government-backed assets. Spreads continued to tighten in asset-backed securities as well, and November 2023 was the best month for Agency mortgage-backed securities since the 1980s.

Looking forward, we believe investment-grade corporate bond spread tightening could slow somewhat. Meanwhile, we continue to keep an eye on areas where fundamental trends fail to corroborate the broad risk-on sentiment, like in the office real estate sector which is struggling from structural demand shifts and the financing environment. In short, the broad unexpected improvement, while good news for investors after a challenging year, is predicated on the Fed cutting rates just in time to reverse the pressure that tightening is actively putting on the most sensitive sectors and consumers. To get more cuts projected from here, we believe that we will need to see more evidence that the economy is going to slow further.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited)	November 30, 2023

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Strategic Opportunities Fund (the “Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative indices

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -8.11% and a total return based on NAV of 6.52%. At the end of the Reporting Period, the Fund’s market price of $13.33 per share represented a premium of 10.90% to its NAV of $12.02 per share. At the beginning of the Reporting Period, the Fund’s market price of $15.69 per share represented a premium of 27.15% to its NAV of $12.34 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 23 for additional information about the Fund’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index*	Total Return
Bloomberg U.S. Aggregate Bond Index	-0.80%
Bloomberg U.S. Corporate Bond Index	1.19%
Bloomberg U.S. Corporate High Yield Index	5.52%
Credit Suisse Leveraged Loan Index	6.98%
ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index	2.19%
NASDAQ-100 Index	12.37%
Russell 2000 Index	4.24%
Standard & Poor’s 500 (“S&P 500”) Index	10.17%

* See page 10 for Index definitions

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 16.39% based on the Fund’s closing market price of $13.33 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 25, and Note 2(f) on page 96 for more information on distributions for the period.

Payable Date	Amount
June 30, 2023	$0.1821
July 31, 2023	$0.1821
August 31, 2023	$0.1821
September 29, 2023	$0.1821
October 31, 2023	$0.1821
November 30, 2023	$0.1821
Total	$1.0926

What factors contributed or detracted from the Fund’s Performance during the Reporting Period?

During the Reporting Period, the Fund saw positive performance from income, credit spread tightening, and equities. Earned income contributed most to performance as the Fund has continued to prioritize higher-quality credits with relatively high yields. Credit spreads also added to overall performance, as below-investment-grade corporate credit, including bank loans and high yield corporates, saw spreads tighten. Additionally, the Fund’s equity exposure contributed to overall performance as both stocks performed well and selling volatility proved profitable. Given the continued move higher in interest rates during the period, duration was the sole thematic detractor to the Fund. Duration detracted from performance as the yield curve bear steepened, meaning yields at the long end of the curve rose more than those at the front end, with yields on 2-year and 10-year Treasurys finishing 28 basis points and 68 basis points higher, respectively, at the end of the Reporting Period.

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FUND PERFORMANCE (Unaudited) continued	November 30, 2023

During the period, the Fund’s market price experienced elevated volatility and trading volume, along with a decline in the Fund’s market price premium to NAV. The market price volatility was not related to any news or fundamental changes to GOF’s investment objectives or strategies, which remained consistent. The market price of a closed-end fund may trade at a premium or discount to NAV. Whereas the NAV performance is indicative of investment performance, the market price performance may be influenced by non-fundamental factors, such as seasonality, investor sentiment and overall supply and demand in the closed-end fund market, among other factors. Whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price. The Fund’s investment performance during the period, as indicated by NAV total return, outperformed its market price along with several equity and fixed-income indices.

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 23% of Managed Assets, compared with about 19% at the beginning of the Reporting Period. The increase in leverage is largely due to the increased income opportunity that presented itself as rates rose to cycle-highs.

The Fund currently employs financial leverage through reverse repurchase agreements and a credit facility with a major bank.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

The Fund’s use of leverage during the Reporting Period benefited performance.

Investments in Investment Funds (as defined below in the Risks and Other Considerations section) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain exposures. Derivatives used for hedging mostly detracted from performance. Derivatives used for hedging include call writing, which detracted from performance as equities rose over the period. Foreign currency forwards, used to hedge non-USD exposures, detracted from overall

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

performance. The Fund continues to utilize credit default swaps to hedge broader credit markets and given the strong credit market performance during the Reporting Period, the various hedges we employed were slight detractors. Lastly, the Fund continues to have curve caps and interest rate swaps to hedge against moves in the yield curve; those positions were slight detractors during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

As we near the end of 2023, we have come through a period of unprecedented volatility that has left a wide range of possible outcomes going forward. We are coming off multiple years of poor returns across fixed income, particularly for longer-duration, high-quality investments. But the past may not resemble the future, and the worst drawdown for an asset class can prove to be a very attractive entry point for prudent investors as the end of the Fed’s aggressive rate hiking cycle may provide respite.

We believe the next major policy moves are likely to provide strong tailwinds for fixed income. We continue to expect elevated volatility in the economy and markets, as well as a policy response to these conditions. This argues for the importance of diversification in asset allocation and within portfolios. The heightened probability of a recession over the next 6-12 months as indicated by our models continues to guide our more defensive and conservative positioning within the Fund, prioritizing quality (which takes multiple forms, including focusing on industry market leaders, more conservatively positioned balance sheets, stronger credit stipulations, and more creditor-friendly structures) and industries that may be more resilient to economic downturns.

Though the recent decrease in interest rates and tightening of credit spreads have likely pulled forward some of the expected future total return potential of parts of fixed income, we still view the go-forward valuation proposition of fixed income as attractive at current levels and sourceable income levels in high-quality credit as historically high relative to recent history. High-quality issuers in both the high yield and bank loan markets remain areas of focus within the Fund as well as certain subsectors of structured credit like commercial asset-backed securities that continue to present opportunities to source loss-remote assets at attractive valuations.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

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FUND PERFORMANCE (Unaudited) continued	November 30, 2023

Risks and Other Considerations

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, geopolitical tensions, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The net asset and market values of the Fund’s shares will fluctuate, sometimes independently, based on market and other factors affecting the Fund and its investments. The market value of Fund shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Fund shares is often considered in determining whether to purchase or sell Fund shares, whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price. Market value movements of Fund shares are thus material to investors and may result in losses, even when net asset value has increased. The Fund is designed for long-term investors; investors should not view the Fund as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI), most recent annual report on Form N-CSR and guggenheiminvestments.com/gof for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus, SAI and most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities, securities indices, exchange-traded funds and baskets of securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial

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FUND PERFORMANCE (Unaudited) continued	November 30, 2023

condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the U.S. Federal Reserve Board’s (“Federal Reserve”) monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance.

Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other similar strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on GPIM’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise

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sell. Derivatives transactions involve risks of mispricing or improper valuation. The Fund may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain fixed-income and other debt and senior equity securities (“Income Securities”) or result in the issuance of lower yielding Income Securities. The Federal Reserve has increased interest rates at significant levels over recent periods. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

Investment in Loans Risk. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed income instruments of similar credit quality and/or maturity. Participations

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FUND PERFORMANCE (Unaudited) continued	November 30, 2023

in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement.

Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers. The risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than certain other lower grade securities, which may have fixed interest rates. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade debt securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. When the cost of leverage is no longer favorable, or when the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks. Investments in Investment Funds (as defined below) and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

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FUND PERFORMANCE (Unaudited) continued	November 30, 2023

Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, natural/ environmental disasters, cyber attacks, terrorism, governmental or quasigovernmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened war or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrade, and other similar events, each of which may be temporary or last for extended periods. Many economies and markets have experienced high inflation rates in recent periods. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely affect financial markets and the broader economy, as well as the Fund’s performance. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment and extension risks, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. Income from and values of MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties. In addition, the general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates.

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MANAGEMENT’S DISCUSSION OF
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Rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS. MBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces adversely impact the value of such securities. For example, economic decline in the businesses operated by the tenants of office properties may increase the likelihood that the tenants may be unable to pay their rents or that properties may be unable to attract or retain tenants.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower.

Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS. ABS are particularly subject to interest rate risk and credit risk. Compared to other fixed income investments with similar maturity and credit, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

CLO, CDO and CBO Risk. In addition to the general risks associated with credit securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature, such as higher risk of volatility and magnified financial losses. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Fund such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Fund. The terms of many structured finance investments, including CLOs, CDOs and CBOs, are tied to the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These events may adversely affect the Fund and its investments in CLOs, CDOs and CBOs, including their value, volatility and liquidity.

Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. The Fund’s ability to sell an instrument under favorable conditions may also be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks. In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

Investment Funds Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). These investments include open-end funds, closed-end funds, exchange-traded funds and business

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage and, thus, increase the Fund’s exposure to leverage risk and costs. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund.

When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2023

private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2023

Fund Statistics
Market Price	$13.33
Net Asset Value	$12.02
Premium to NAV	10.90%
Net Assets ($000)	$1,560,848

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2023

	Six month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	6.52%	10.89%	4.37%	5.87%	7.86%
Market	(8.11%)	(5.10%)	1.96%	4.84%	7.55%
Bloomberg U.S. Aggregate
Bond Index	(0.80%)	1.18%	(4.47%)	0.71%	1.37%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	47.2%
Senior Floating Rate Interests	33.5%
Asset-Backed Securities	18.0%
Collateralized Mortgage Obligations	8.2%
Common Stocks	7.3%
Preferred Stocks	6.7%
Exchange-Traded Funds	3.3%
Closed-End Mutual Funds	2.6%
Money Market Funds	1.7%
U.S. Government Securities	1.0%
Other	0.6%
Total Investments	130.1%
Options Written	(0.1%)
Other Assets & Liabilities, net	(30.0%)
Net Assets	100.0%

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 23

FUND SUMMARY (Unaudited) continued	November 30, 2023

Ten Largest Holdings	% of Net Assets
SPDR S&P 500 ETF Trust	1.1%
Madison Park Funding LIII Ltd., 11.41%	1.1%
iShares Russell 2000 Index ETF	1.1%
Invesco QQQ Trust Series	1.1%
Uniform MBS 30 Year	1.1%
Guggenheim Active Allocation Fund	0.8%
Sprite Ltd., 3.75%	0.7%
Freddie Mac, 3.00%	0.7%
Thunderbird A, 5.50%	0.7%
Freddie Mac, 3.00%	0.7%
Top Ten Total	9.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating[1]

% of Total
Rating	Investments
Fixed Income Investments
AAA	1.8%
AA	3.4%
A	5.2%
BBB	10.5%
BB	21.3%
B	27.9%
CCC	3.7%
CC	0.1%
C	0.1%
NR2	9.3%
Other Investments	16.7%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2023

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2023, 33% of the distributions were characterized as ordinary income, 8% of the distributions were characterized as long-term capital gains and 59% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3%
Consumer, Non-cyclical – 1.6%
Dentsply Sirona, Inc.[1]	9,569	$ 303,816
Gartner, Inc.*,1	612	266,122
Cardinal Health, Inc.[1]	2,439	261,168
UnitedHealth Group, Inc.[1]	449	248,283
Cencora, Inc. — Class A1	1,217	247,501
Molina Healthcare, Inc.*,1	676	247,119
Centene Corp.*,1	3,297	242,923
McKesson Corp.[1]	515	242,338
Robert Half, Inc.[1]	2,956	242,333
Rollins, Inc.[1]	5,948	242,322
Agilent Technologies, Inc.[1]	1,895	242,181
Cintas Corp.[1]	437	241,770
Equifax, Inc.[1]	1,092	237,739
Dexcom, Inc.*,1	2,052	237,047
Teleflex, Inc.[1]	1,038	234,266
Quest Diagnostics, Inc.[1]	1,697	232,879
Avery Dennison Corp.[1]	1,196	232,622
Moody’s Corp.[1]	637	232,479
Colgate-Palmolive Co.[1]	2,949	232,293
Insulet Corp.*,1	1,227	232,013
Laboratory Corporation of America Holdings[1]	1,065	231,009
Waters Corp.*,1	822	230,661
S&P Global, Inc.[1]	555	230,644
Elevance Health, Inc.[1]	481	230,635
DaVita, Inc.*,1	2,262	229,502
Kraft Heinz Co.[1]	6,519	228,882
MarketAxess Holdings, Inc.[1]	943	226,433
ResMed, Inc.[1]	1,434	226,185
GE HealthCare Technologies, Inc.[1]	3,301	225,987
Universal Health Services, Inc. — Class B1	1,642	225,742
Amgen, Inc.[1]	835	225,149
Intuitive Surgical, Inc.*,1	723	224,737
Boston Scientific Corp.*,1	4,020	224,678
Vertex Pharmaceuticals, Inc.*,1	631	223,885
Abbott Laboratories[1]	2,146	223,806
Humana, Inc.[1]	460	223,036
Sysco Corp.[1]	3,085	222,644
United Rentals, Inc.[1]	467	222,301
CVS Health Corp.[1]	3,267	221,993
Stryker Corp.[1]	748	221,655

See notes to financial statements.
[26] l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Consumer, Non-cyclical – 1.6% (continued)
Mondelez International, Inc. — Class A1	3,090	$ 219,575
Danaher Corp.[1]	983	219,514
Church & Dwight Company, Inc.[1]	2,264	218,770
Eli Lilly & Co.[1]	369	218,094
Lamb Weston Holdings, Inc.[1]	2,180	218,065
CoStar Group, Inc.*,1	2,623	217,814
Gilead Sciences, Inc.[1]	2,841	217,621
Procter & Gamble Co.[1]	1,416	217,384
IQVIA Holdings, Inc.*,1	1,014	217,097
IDEXX Laboratories, Inc.*,1	465	216,606
Coca-Cola Co.[1]	3,701	216,287
Philip Morris International, Inc.[1]	2,310	215,662
Regeneron Pharmaceuticals, Inc.*,1	261	215,014
Verisk Analytics, Inc. — Class A1	886	213,907
Medtronic plc[1]	2,698	213,871
Charles River Laboratories International, Inc.*,1	1,083	213,438
Hologic, Inc.*,1	2,981	212,545
Bunge Global S.A.[1]	1,927	211,719
Monster Beverage Corp.*,1	3,834	211,445
Kimberly-Clark Corp.[1]	1,692	209,351
Molson Coors Beverage Co. — Class B1	3,390	208,621
Cooper Companies, Inc.[1]	619	208,554
Johnson & Johnson[1]	1,348	208,482
Conagra Brands, Inc.[1]	7,361	208,243
Kenvue, Inc.[1]	10,148	207,425
Zimmer Biomet Holdings, Inc.[1]	1,780	207,032
AbbVie, Inc.[1]	1,453	206,893
Thermo Fisher Scientific, Inc.[1]	417	206,732
PepsiCo, Inc.[1]	1,225	206,155
Zoetis, Inc.[1]	1,166	205,997
Altria Group, Inc.[1]	4,899	205,954
General Mills, Inc.[1]	3,230	205,622
Keurig Dr Pepper, Inc.[1]	6,492	204,952
Campbell Soup Co.[1]	5,099	204,878
Kroger Co.[1]	4,613	204,218
PayPal Holdings, Inc.*,1	3,537	203,767
Merck & Company, Inc.[1]	1,982	203,115
Archer-Daniels-Midland Co.[1]	2,748	202,610
Cigna Group[1]	769	202,155
Constellation Brands, Inc. — Class A1	836	201,050
Baxter International, Inc.[1]	5,568	200,893
Global Payments, Inc.[1]	1,720	200,277

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Consumer, Non-cyclical – 1.6% (continued)
Clorox Co.[1]	1,397	$ 200,260
Automatic Data Processing, Inc.[1]	868	199,571
HCA Healthcare, Inc.[1]	791	198,130
Brown-Forman Corp. — Class B1	3,364	197,601
Quanta Services, Inc.[1]	1,049	197,537
Viatris, Inc.[1]	21,422	196,654
Edwards Lifesciences Corp.*,1	2,899	196,291
Corteva, Inc.[1]	4,329	195,671
STERIS plc[1]	972	195,314
Henry Schein, Inc.*,1	2,925	195,185
Tyson Foods, Inc. — Class A1	4,161	194,901
Biogen, Inc.*,1	827	193,584
West Pharmaceutical Services, Inc.[1]	551	193,269
Hershey Co.[1]	1,023	192,242
Becton Dickinson & Co.[1]	812	191,778
FleetCor Technologies, Inc.*,1	797	191,678
Pfizer, Inc.[1]	6,267	190,956
Kellanova[1]	3,615	189,932
Bio-Techne Corp.[1]	2,997	188,511
Incyte Corp.*,1	3,385	183,941
Bio-Rad Laboratories, Inc. — Class A*,1	603	183,867
Revvity, Inc.[1]	2,019	179,489
Estee Lauder Companies, Inc. — Class A1	1,392	177,745
Hormel Foods Corp.[1]	5,794	177,239
Bristol-Myers Squibb Co.[1]	3,543	174,953
Catalent, Inc.*,1	4,467	173,543
McCormick & Company, Inc.[1]	2,663	172,642
J M Smucker Co.[1]	1,521	166,899
Moderna, Inc.*,1	1,993	154,856
Align Technology, Inc.*,1	652	139,398
Illumina, Inc.*,1	1,348	137,429
Cengage Learning Holdings II, Inc.*,††	11,126	105,975
Save-A-Lot*,††	40,316	7,741
WK Kellogg Co.[1]	3	34
Total Consumer, Non-cyclical		24,080,998
Financial – 1.3%
Checkers Holdings, Inc.*,†††	84,343	335,685
Allstate Corp.[1]	2,030	279,876
Assurant, Inc.[1]	1,565	262,951
Progressive Corp.[1]	1,595	261,628
Willis Towers Watson plc[1]	1,060	261,078

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Financial – 1.3% (continued)
Cboe Global Markets, Inc.[1]	1,415	$ 257,799
W R Berkley Corp.[1]	3,497	253,707
Crown Castle, Inc. REIT[1]	2,161	253,442
American Tower Corp. — Class A REIT[1]	1,193	249,075
PNC Financial Services Group, Inc.[1]	1,838	246,218
SBA Communications Corp. REIT[1]	994	245,478
Globe Life, Inc.[1]	1,983	244,167
Loews Corp.[1]	3,469	243,836
Citigroup, Inc.[1]	5,276	243,224
Travelers Companies, Inc.[1]	1,345	242,934
Chubb Ltd.[1]	1,058	242,737
Capital One Financial Corp.[1]	2,152	240,292
Everest Group Ltd.[1]	584	239,761
Aflac, Inc.[1]	2,894	239,363
American International Group, Inc.[1]	3,630	238,890
KeyCorp[1]	19,251	238,520
Fifth Third Bancorp[1]	8,185	236,956
Hartford Financial Services Group, Inc.[1]	3,026	236,512
Arthur J Gallagher & Co.[1]	949	236,301
Simon Property Group, Inc. REIT[1]	1,889	235,917
BlackRock, Inc. — Class A1	313	235,135
JPMorgan Chase & Co.[1]	1,506	235,056
Wells Fargo & Co.[1]	5,267	234,855
Arch Capital Group Ltd.*,1	2,803	234,583
Host Hotels & Resorts, Inc. REIT[1]	13,400	234,098
Welltower, Inc. REIT[1]	2,622	233,620
American Express Co.[1]	1,367	233,443
Bank of New York Mellon Corp.[1]	4,831	233,434
Nasdaq, Inc.[1]	4,177	233,244
Ventas, Inc. REIT[1]	5,081	232,913
Bank of America Corp.[1]	7,612	232,090
Truist Financial Corp.[1]	7,219	232,019
Digital Realty Trust, Inc. REIT[1]	1,666	231,208
CME Group, Inc. — Class A1	1,056	230,588
Equinix, Inc. REIT[1]	281	229,018
U.S. Bancorp[1]	5,998	228,644
M&T Bank Corp.[1]	1,771	226,989
Goldman Sachs Group, Inc.[1]	663	226,441
Visa, Inc. — Class A1	876	224,852
Northern Trust Corp.[1]	2,834	224,594
Kimco Realty Corp. REIT[1]	11,613	224,363

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Financial – 1.3% (continued)
Charles Schwab Corp.[1]	3,650	$ 223,818
Huntington Bancshares, Inc.[1]	19,874	223,781
State Street Corp.[1]	3,072	223,703
Synchrony Financial[1]	6,886	222,831
Prudential Financial, Inc.[1]	2,278	222,743
Ameriprise Financial, Inc.[1]	628	222,004
Marsh & McLennan Companies, Inc.[1]	1,112	221,755
Iron Mountain, Inc. REIT[1]	3,455	221,638
Discover Financial Services[1]	2,383	221,619
Brown & Brown, Inc.[1]	2,962	221,380
Extra Space Storage, Inc. REIT[1]	1,698	221,029
Zions Bancorp North America[1]	6,202	220,977
MetLife, Inc.[1]	3,421	217,678
Mastercard, Inc. — Class A1	522	216,019
Citizens Financial Group, Inc.[1]	7,880	214,888
Berkshire Hathaway, Inc. — Class B*,1	596	214,560
Intercontinental Exchange, Inc.[1]	1,884	214,474
Raymond James Financial, Inc.[1]	2,037	214,190
Aon plc — Class A1	649	213,190
Invitation Homes, Inc. REIT[1]	6,381	212,870
Regency Centers Corp. REIT[1]	3,380	212,196
Principal Financial Group, Inc.[1]	2,873	212,114
Cincinnati Financial Corp.[1]	2,063	212,056
Federal Realty Investment Trust REIT[1]	2,218	212,019
Weyerhaeuser Co. REIT[1]	6,747	211,518
Realty Income Corp. REIT[1]	3,888	209,797
Comerica, Inc.[1]	4,635	209,595
AvalonBay Communities, Inc. REIT[1]	1,203	208,047
VICI Properties, Inc. REIT[1]	6,921	206,869
Franklin Resources, Inc.[1]	8,331	206,609
Alexandria Real Estate Equities, Inc. REIT[1]	1,875	205,125
Essex Property Trust, Inc. REIT[1]	958	204,495
Public Storage REIT[1]	788	203,903
Prologis, Inc. REIT[1]	1,767	203,081
Blackstone, Inc. — Class A1	1,800	202,266
Morgan Stanley[1]	2,544	201,841
Regions Financial Corp.[1]	12,044	200,894
CBRE Group, Inc. — Class A*,1	2,541	200,638
Invesco Ltd.[1]	13,962	199,238
T. Rowe Price Group, Inc.[1]	1,975	197,757
Equity Residential REIT[1]	3,442	195,643
Mid-America Apartment Communities, Inc. REIT[1]	1,559	194,064

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Financial – 1.3% (continued)
Camden Property Trust REIT[1]	2,089	$ 188,553
Healthpeak Properties, Inc. REIT[1]	10,781	186,727
UDR, Inc. REIT[1]	5,564	185,838
Boston Properties, Inc. REIT[1]	3,253	185,193
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	1,042,740	104
Tensor Ltd.*,†††	505,754	51
Sparta Systems*,†††	1,922	–
Total Financial		20,758,912
Industrial – 1.0%
Westrock Co.[1]	6,265	257,930
Garmin Ltd.[1]	2,102	256,948
Packaging Corporation of America[1]	1,478	248,319
General Dynamics Corp.[1]	994	245,488
L3Harris Technologies, Inc.[1]	1,279	244,046
Huntington Ingalls Industries, Inc.[1]	1,025	242,945
Northrop Grumman Corp.[1]	509	241,856
Norfolk Southern Corp.[1]	1,099	239,758
Republic Services, Inc. — Class A1	1,481	239,685
Howmet Aerospace, Inc.[1]	4,545	239,067
TransDigm Group, Inc.[1]	248	238,792
Trane Technologies plc[1]	1,052	237,131
Xylem, Inc.[1]	2,253	236,858
Westinghouse Air Brake Technologies Corp.[1]	2,032	236,850
Boeing Co.*,1	1,022	236,726
General Electric Co.[1]	1,938	236,048
Waste Management, Inc.[1]	1,379	235,795
Masco Corp.[1]	3,852	233,239
A O Smith Corp.[1]	3,086	232,561
CSX Corp.[1]	7,190	232,237
Axon Enterprise, Inc.*,1	1,009	231,939
Union Pacific Corp.[1]	1,022	230,226
Martin Marietta Materials, Inc.[1]	494	229,508
Amphenol Corp. — Class A1	2,522	229,477
Ball Corp.[1]	4,150	229,454
Parker-Hannifin Corp.[1]	529	229,152
Honeywell International, Inc.[1]	1,168	228,835
Snap-on, Inc.[1]	832	228,542
Lockheed Martin Corp.[1]	509	227,915
Expeditors International of Washington, Inc.[1]	1,885	226,841
Otis Worldwide Corp.[1]	2,610	223,912
Ingersoll Rand, Inc.[1]	3,120	222,862

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Industrial – 1.0% (continued)
TE Connectivity Ltd.[1]	1,692	$ 221,652
FedEx Corp.[1]	855	221,299
Amcor plc[1]	23,267	220,571
Keysight Technologies, Inc.*,1	1,617	219,734
Illinois Tool Works, Inc.[1]	907	219,684
Textron, Inc.[1]	2,865	219,631
Generac Holdings, Inc.*,1	1,876	219,623
Nordson Corp.[1]	929	218,631
AMETEK, Inc.[1]	1,407	218,409
J.B. Hunt Transport Services, Inc.[1]	1,173	217,322
Stanley Black & Decker, Inc.[1]	2,380	216,342
Dover Corp.[1]	1,523	214,987
Vulcan Materials Co.[1]	1,001	213,774
Teledyne Technologies, Inc.*,1	528	212,763
Allegion plc[1]	1,996	211,756
Sealed Air Corp.[1]	6,317	210,861
Jacobs Solutions, Inc.[1]	1,656	210,610
RTX Corp.[1]	2,565	208,996
Eaton Corporation plc[1]	917	208,792
Mettler-Toledo International, Inc.*,1	189	206,375
Pentair plc[1]	3,181	205,302
CH Robinson Worldwide, Inc.[1]	2,499	205,043
United Parcel Service, Inc. — Class B1	1,338	202,854
Mohawk Industries, Inc.*,1	2,297	202,848
IDEX Corp.[1]	1,002	202,083
3M Co.[1]	2,039	202,004
Veralto Corp.*,1	2,597	200,590
Rockwell Automation, Inc.[1]	728	200,520
Old Dominion Freight Line, Inc.[1]	514	199,977
Johnson Controls International plc[1]	3,749	197,947
Deere & Co.[1]	542	197,510
Trimble, Inc.*,1	4,248	197,107
Emerson Electric Co.[1]	2,189	194,602
Fortive Corp.[1]	2,792	192,592
Caterpillar, Inc.[1]	767	192,302
Carrier Global Corp.[1]	3,692	191,836
Hubbell, Inc.[1]	621	186,300
Schur Flexibles GesmbH*,††	660	149,714
BP Holdco LLC*,†††,3	121,041	146,718
Vector Phoenix Holdings, LP*,†††	121,040	7,436
Targus, Inc.*,†††	45,049	1,329
Targus, Inc.*,†††	45,049	1,328

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Industrial – 1.0% (continued)
Targus, Inc.*,†††	45,049	$ 1,081
Targus , Inc.*,†††	45,049	493
YAK BLOCKER 2 LLC*,†††	34,136	341
YAK BLOCKER 2 LLC*,†††	31,551	316
Targus, Inc.*,†††	45,049	5
Total Industrial		15,542,932
Consumer, Cyclical – 0.9%
ATD New Holdings, Inc.*,††,1	23,593	825,755
Norwegian Cruise Line Holdings Ltd.*,1	25,394	387,757
Exide Technologies*,†††	342	341,710
WW Grainger, Inc.[1]	313	246,078
Chipotle Mexican Grill, Inc. — Class A*,1	111	244,450
Copart, Inc.*,1	4,846	243,366
NIKE, Inc. — Class B1	2,203	242,925
Ralph Lauren Corp. — Class A1	1,850	239,353
Royal Caribbean Cruises Ltd.*,1	2,225	239,099
Fastenal Co.[1]	3,968	237,961
Lululemon Athletica, Inc.*,1	531	237,251
PulteGroup, Inc.[1]	2,683	237,231
Ross Stores, Inc.[1]	1,814	236,509
DR Horton, Inc.[1]	1,846	235,679
Hilton Worldwide Holdings, Inc.[1]	1,405	235,365
PACCAR, Inc.[1]	2,563	235,335
Lennar Corp. — Class A1	1,825	233,454
Target Corp.[1]	1,744	233,365
Costco Wholesale Corp.[1]	393	232,947
Dollar Tree, Inc.*,1	1,850	228,641
Darden Restaurants, Inc.[1]	1,441	225,473
Starbucks Corp.[1]	2,266	225,014
Live Nation Entertainment, Inc.*,1	2,667	224,615
O’Reilly Automotive, Inc.*,1	226	222,018
Ulta Beauty, Inc.*,1	521	221,941
Dollar General Corp.[1]	1,681	220,413
Domino’s Pizza, Inc.[1]	559	219,625
Pool Corp.[1]	629	218,464
McDonald’s Corp.[1]	774	218,144
AutoZone, Inc.*,1	83	216,624
Yum! Brands, Inc.[1]	1,705	214,063
Marriott International, Inc. — Class A1	1,054	213,646
Carnival Corp.*,1	14,155	213,174
Tapestry, Inc.[1]	6,676	211,429

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Consumer, Cyclical – 0.9% (continued)
Tesla, Inc.*,1	872	$ 209,350
NVR, Inc.*,1	34	209,283
Best Buy Company, Inc.[1]	2,948	209,131
TJX Companies, Inc.[1]	2,368	208,644
Cummins, Inc.[1]	922	206,675
Home Depot, Inc.[1]	659	206,590
General Motors Co.[1]	6,528	206,285
Walmart, Inc.[1]	1,322	205,822
Alaska Air Group, Inc.*,1	5,372	203,115
Las Vegas Sands Corp.[1]	4,382	202,098
Tractor Supply Co.[1]	995	201,995
Delta Air Lines, Inc.[1]	5,306	195,951
MGM Resorts International[1]	4,951	195,267
Walgreens Boots Alliance, Inc.[1]	9,650	192,421
VF Corp.[1]	11,488	192,194
Wynn Resorts Ltd.[1]	2,273	191,887
Bath & Body Works, Inc.[1]	5,877	191,708
American Airlines Group, Inc.*,1	15,375	191,111
Genuine Parts Co.[1]	1,439	191,070
LKQ Corp.[1]	4,268	190,054
Southwest Airlines Co.[1]	7,307	186,840
Lowe’s Companies, Inc.[1]	936	186,105
BorgWarner, Inc.[1]	5,410	182,263
Ford Motor Co.[1]	17,474	179,283
United Airlines Holdings, Inc.*,1	4,542	178,955
Aptiv plc*,1	2,155	178,520
Caesars Entertainment, Inc.*,1	3,941	176,241
Whirlpool Corp.[1]	1,581	172,171
CarMax, Inc.*,1	2,668	170,592
Hasbro, Inc.[1]	3,097	143,732
Total Consumer, Cyclical		14,414,227
Technology – 0.8%
Fair Isaac Corp.*,1	241	262,112
Seagate Technology Holdings plc[1]	3,313	262,058
QUALCOMM, Inc.[1]	2,024	261,197
Synopsys, Inc.*,1	472	256,404
Intel Corp.[1]	5,698	254,701
NetApp, Inc.[1]	2,738	250,226
Cadence Design Systems, Inc.*,1	910	248,676
ServiceNow, Inc.*,1	361	247,552
Microsoft Corp.[1]	648	245,534

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Technology – 0.8% (continued)
Advanced Micro Devices, Inc.*,1	2,021	$ 244,864
Electronic Arts, Inc.[1]	1,773	244,692
Salesforce, Inc.*,1	964	242,832
Leidos Holdings, Inc.[1]	2,261	242,651
Western Digital Corp.*,1	4,982	240,680
Take-Two Interactive Software, Inc.*,1	1,517	239,989
Akamai Technologies, Inc.*,1	2,069	239,032
Roper Technologies, Inc.[1]	441	237,368
PTC, Inc.*,1	1,508	237,299
KLA Corp.[1]	435	236,910
Monolithic Power Systems, Inc.[1]	431	236,498
Adobe, Inc.*,1	386	235,850
Micron Technology, Inc.[1]	3,086	234,906
Broadcom, Inc.[1]	253	234,210
Fiserv, Inc.*,1	1,781	232,616
International Business Machines Corp.[1]	1,466	232,449
Lam Research Corp.[1]	324	231,958
Apple, Inc.[1]	1,213	230,409
Fidelity National Information Services, Inc.[1]	3,911	229,341
Microchip Technology, Inc.[1]	2,743	228,876
Jack Henry & Associates, Inc.[1]	1,425	226,133
Tyler Technologies, Inc.*,1	552	225,680
Intuit, Inc.[1]	393	224,584
Broadridge Financial Solutions, Inc.[1]	1,154	223,668
Analog Devices, Inc.[1]	1,216	222,990
NVIDIA Corp.[1]	475	222,158
Accenture plc — Class A1	665	221,538
Applied Materials, Inc.[1]	1,468	219,877
Paychex, Inc.[1]	1,797	219,180
NXP Semiconductor N.V.[1]	1,067	217,753
Autodesk, Inc.*,1	988	215,809
HP, Inc.[1]	7,341	215,385
Cognizant Technology Solutions Corp. — Class A1	3,036	213,674
MSCI, Inc. — Class A1	406	211,465
Hewlett Packard Enterprise Co.[1]	12,490	211,206
EPAM Systems, Inc.*,1	816	210,683
Qorvo, Inc.*,1	2,179	210,274
Skyworks Solutions, Inc.[1]	2,169	210,241
Ceridian HCM Holding, Inc.*,1	2,962	204,082
ANSYS, Inc.*,1	687	201,538
Texas Instruments, Inc.[1]	1,311	200,203
Teradyne, Inc.[1]	2,163	199,493

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Technology – 0.8% (continued)
Oracle Corp.[1]	1,714	$ 199,184
Zebra Technologies Corp. — Class A*,1	840	199,063
Qlik Technologies, Inc. - Class A*,†††	112	182,414
Fortinet, Inc.*,1	3,364	176,812
ON Semiconductor Corp.*,1	2,212	157,782
Paycom Software, Inc.[1]	758	137,698
Qlik Technologies, Inc. - Class B*,†††	27,624	3
Total Technology		12,802,460
Utilities – 0.6%
TexGen Power LLC*,††	68,676	2,352,153
NRG Energy, Inc.[1]	5,482	262,259
Constellation Energy Corp.[1]	1,993	241,233
Entergy Corp.[1]	2,262	229,389
Xcel Energy, Inc.[1]	3,767	229,184
PPL Corp.[1]	8,699	227,218
Southern Co.[1]	3,175	225,361
FirstEnergy Corp.[1]	6,043	223,228
Public Service Enterprise Group, Inc.[1]	3,555	221,939
Sempra[1]	3,030	220,796
American Electric Power Company, Inc.[1]	2,770	220,353
Duke Energy Corp.[1]	2,375	219,165
PG&E Corp.[1]	12,760	219,089
DTE Energy Co.[1]	2,097	218,319
CMS Energy Corp.[1]	3,846	218,299
Consolidated Edison, Inc.[1]	2,417	217,796
CenterPoint Energy, Inc.[1]	7,637	215,898
Atmos Energy Corp.[1]	1,892	215,328
Alliant Energy Corp.[1]	4,251	214,973
AES Corp.[1]	12,409	213,559
WEC Energy Group, Inc.[1]	2,546	212,897
Pinnacle West Capital Corp.[1]	2,815	210,956
Ameren Corp.[1]	2,716	210,734
Edison International[1]	3,103	207,870
Dominion Energy, Inc.[1]	4,558	206,660
American Water Works Company, Inc.[1]	1,564	206,198
NiSource, Inc.[1]	8,018	205,582
Eversource Energy[1]	3,459	205,499
Exelon Corp.[1]	5,335	205,451
Evergy, Inc.[1]	3,988	203,548
NextEra Energy, Inc.[1]	3,217	188,227
Total Utilities		8,869,161

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Communications – 0.5%
Expedia Group, Inc.*,1	1,969	$ 268,138
Palo Alto Networks, Inc.*,1	871	257,023
Motorola Solutions, Inc.[1]	767	247,641
AT&T, Inc.[1]	14,922	247,258
Verizon Communications, Inc.[1]	6,443	246,960
Walt Disney Co.[1]	2,633	244,053
Arista Networks, Inc.*,1	1,102	242,121
Etsy, Inc.*,1	3,167	240,090
Gen Digital, Inc.[1]	10,834	239,215
Meta Platforms, Inc. — Class A*,1	727	237,838
T-Mobile US, Inc.[1]	1,574	236,808
Netflix, Inc.*,1	489	231,771
F5, Inc.*,1	1,349	230,935
FactSet Research Systems, Inc.[1]	505	228,997
Amazon.com, Inc.*,1	1,567	228,923
Paramount Global — Class B1	15,673	225,221
VeriSign, Inc.*,1	1,043	221,325
Omnicom Group, Inc.[1]	2,714	218,830
Booking Holdings, Inc.*,1	69	215,673
CDW Corp.[1]	1,018	214,676
Juniper Networks, Inc.[1]	7,423	211,184
Interpublic Group of Companies, Inc.[1]	6,729	206,849
Charter Communications, Inc. — Class A*,1	513	205,267
eBay, Inc.[1]	4,966	203,656
Comcast Corp. — Class A1	4,810	201,491
Warner Bros Discovery, Inc.*,1	18,888	197,380
Corning, Inc.[1]	6,877	195,926
Cisco Systems, Inc.[1]	3,822	184,908
Airbnb, Inc. — Class A*,1	1,390	175,613
News Corp. — Class A1	7,839	172,771
Match Group, Inc.*,1	4,917	159,213
Fox Corp. — Class A1	4,646	137,243
Alphabet, Inc. — Class A*,1	856	113,446
Alphabet, Inc. — Class C*,1	728	97,494
Vacasa, Inc. — Class A*	9,841	78,334
Figs, Inc. — Class A*,1	10,450	75,867
Fox Corp. — Class B1	2,412	66,716
News Corp. — Class B1	2,377	54,766
Total Communications		7,461,620

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Energy – 0.3%
Williams Companies, Inc.[1]	6,404	$ 235,603
ONEOK, Inc.[1]	3,344	230,235
Targa Resources Corp.[1]	2,538	229,562
Phillips 66[1]	1,772	228,393
Kinder Morgan, Inc.[1]	12,865	226,038
Diamondback Energy, Inc.[1]	1,388	214,321
Pioneer Natural Resources Co.[1]	907	210,097
Marathon Petroleum Corp.[1]	1,394	207,971
ConocoPhillips[1]	1,765	203,981
Equities Corp.[1]	5,098	203,716
Marathon Oil Corp.[1]	7,930	201,660
Coterra Energy, Inc. — Class A1	7,680	201,600
EOG Resources, Inc.[1]	1,632	200,850
Baker Hughes Co.[1]	5,861	197,809
Occidental Petroleum Corp.[1]	3,318	196,260
Halliburton Co.[1]	5,246	194,259
Exxon Mobil Corp.[1]	1,873	192,432
Valero Energy Corp.[1]	1,524	191,049
Hess Corp.[1]	1,349	189,615
Schlumberger N.V.[1]	3,599	187,292
Chevron Corp.[1]	1,295	185,962
First Solar, Inc.*,1	1,177	185,707
Devon Energy Corp.[1]	4,113	184,962
Enphase Energy, Inc.*,1	1,763	178,098
APA Corp.[1]	4,893	176,148
SolarEdge Technologies, Inc.*,1	1,410	111,926
Legacy Reserves, Inc.*,†††	2,359	18,872
Permian Production Partners LLC*,†††	184,043	7,568
Bruin E&P Partnership Units*,†††	40,617	4
Total Energy		5,191,990
Basic Materials – 0.3%
Steel Dynamics, Inc.[1]	2,104	250,649
Celanese Corp. — Class A1	1,739	241,130
International Flavors & Fragrances, Inc.[1]	3,122	235,336
Linde plc[1]	560	231,711
International Paper Co.[1]	6,254	231,023
Ecolab, Inc.[1]	1,190	228,159
Eastman Chemical Co.[1]	2,718	227,850
PPG Industries, Inc.[1]	1,591	225,906
Newmont Corp.[1]	5,562	223,537
Nucor Corp.[1]	1,313	223,171

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 7.3% (continued)
Basic Materials – 0.3% (continued)
Sherwin-Williams Co.[1]	798	$ 222,482
Dow, Inc.[1]	4,032	208,656
LyondellBasell Industries N.V. — Class A1	2,179	207,223
Mosaic Co.[1]	5,752	206,439
Freeport-McMoRan, Inc.[1]	5,512	205,708
DuPont de Nemours, Inc.[1]	2,872	205,463
Air Products and Chemicals, Inc.[1]	725	196,149
CF Industries Holdings, Inc.[1]	2,586	194,338
FMC Corp.[1]	2,814	150,999
Albemarle Corp.[1]	1,160	140,673
Total Basic Materials		4,256,602
Total Common Stocks
(Cost $100,661,697)		113,378,902
PREFERRED STOCKS†† – 6.7%
Financial – 5.8%
Citigroup, Inc.
7.38%	4,300,000	4,252,271
3.88%	4,000,000	3,480,718
4.15%	2,000,000	1,652,077
4.00%	1,750,000	1,567,505
Bank of America Corp.
4.38%	2,925,000	7,339,230
6.50%	2,000,000	1,982,486
6.30%	1,000,000	991,942
4.13%	26,000	452,400
Wells Fargo & Co.
4.75%	183,750	3,529,838
3.90%	3,300,000	2,977,168
4.70%	148,000	2,862,320
4.38%	50,000	893,000
Goldman Sachs Group, Inc.
7.50%	7,700,000	7,812,050
Lincoln National Corp.
9.25%[1]	6,327,000	6,604,117
Kuvare US Holdings, Inc.
7.00%[5]	6,400,000	6,448,000
Equitable Holdings, Inc.
4.95%	3,650,000	3,440,240
4.30%	82,000	1,312,820
Markel Group, Inc.
6.00%	4,770,000	4,664,530
Jackson Financial, Inc.
8.00%	152,000	3,803,040

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
PREFERRED STOCKS†† – 6.7% (continued)
Financial – 5.8% (continued)
Public Storage
4.63%	144,400	$ 3,013,628
4.13%	16,400	307,008
W R Berkley Corp.
4.13% due 03/30/61	126,000	2,302,020
4.25% due 09/30/60	36,800	735,632
Charles Schwab Corp.
4.00%[4]	3,150,000	2,378,643
Reinsurance Group of America, Inc.
7.13% due 10/15/52	89,725	2,348,103
PartnerRe Ltd.
4.88%	128,000	2,297,600
JPMorgan Chase & Co.
4.55%	49,000	982,450
4.20%	40,000	752,000
4.63%	24,000	488,880
American Financial Group, Inc.
4.50% due 09/15/60	100,000	1,811,000
MetLife, Inc.
3.85%	1,820,000	1,713,462
CNO Financial Group, Inc.
5.13% due 11/25/60	80,000	1,396,000
Assurant, Inc.
5.25% due 01/15/61	58,000	1,135,060
American Equity Investment Life Holding Co.
5.95%[4]	46,000	1,038,220
Arch Capital Group Ltd.
4.55%	38,000	745,180
Selective Insurance Group, Inc.
4.60%	36,000	627,480
RenaissanceRe Holdings Ltd.
4.20%	13,000	216,970
Globe Life, Inc.
4.25% due 06/15/61	11,000	204,050
First Republic Bank
4.50%†††	200,000	20
4.25%†††	158,000	–
4.13%†††	84,800	–
Total Financial		90,559,158
Communications – 0.6%
AT&T Mobility II LLC
6.80%*,†††	10,000	9,640,300

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
PREFERRED STOCKS†† – 6.7% (continued)
Government – 0.2%
Farmer Mac
5.75%	112,000	$ 2,534,549
AgriBank FCB
6.88%	4,000	400,000
Total Government		2,934,549
Consumer, Cyclical – 0.1%
Exide Technologies *,†††	761	959,954
Industrial – 0.0%
YAK BLOCKER 2 LLC*,†††	1,875,398	520,798
Total Preferred Stocks
(Cost $133,094,164)		104,614,759
WARRANTS† – 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26	26,852	2,411
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[2]	32,766	393
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25†††,2	115,860	12
Total Warrants
(Cost $89,228)		2,816
EXCHANGE-TRADED FUNDS† – 3.3%
SPDR S&P 500 ETF Trust[1]	38,795	17,706,038
iShares Russell 2000 Index ETF[1]	92,705	16,655,380
Invesco QQQ Trust Series[1]	42,698	16,602,264
Total Exchange-Traded Funds
(Cost $34,539,714)		50,963,682
CLOSED-END MUTUAL FUNDS† – 2.6%
Guggenheim Active Allocation Fund[3]	950,000	13,053,000
BlackRock Taxable Municipal Bond Trust	292,122	4,574,630
Nuveen Taxable Municipal Income Fund	289,790	4,401,910
Nuveen AMT-Free Municipal Credit Income Fund	294,568	3,325,673
Invesco Municipal Opportunity Trust	229,099	2,098,547
Blackstone Strategic Credit Fund	186,741	2,042,947
Invesco Trust for Investment Grade Municipals	212,335	2,008,689
BlackRock Credit Allocation Income Trust	184,289	1,846,576
Invesco Municipal Trust	188,704	1,739,851
Invesco Advantage Municipal Income Trust II	163,240	1,330,406
Eaton Vance Limited Duration Income Fund	141,764	1,309,899
BlackRock Municipal Income Trust	108,502	1,065,490

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
CLOSED-END MUTUAL FUNDS† – 2.6% (continued)
Western Asset High Income Opportunity Fund, Inc.	160,170	$ 613,451
Nuveen AMT-Free Quality Municipal Income Fund	33,627	356,782
Nuveen Quality Municipal Income Fund	27,849	304,668
BlackRock MuniVest Fund, Inc.	24,898	168,808
Total Closed-End Mutual Funds
(Cost $50,752,123)		40,241,327
MONEY MARKET FUNDS† – 1.7%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.24%[7]	14,590,764	14,590,764
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.27%[7]	12,447,982	12,447,982
Total Money Market Funds
(Cost $27,038,746)		27,038,746
	Face
	Amount~
CORPORATE BONDS†† – 47.2%
Financial – 12.0%
Morgan Stanley Finance LLC
0.50% due 10/23/29◊,†††,8	13,500,000	10,565,100
NFP Corp.
6.88% due 08/15/28[5]	6,925,000	6,165,712
7.50% due 10/01/30[5]	3,700,000	3,667,309
Dyal Capital Partners III
4.40% due 06/15/40†††	10,000,000	8,223,157
United Wholesale Mortgage LLC
5.50% due 11/15/25[5]	4,060,000	3,947,026
5.50% due 04/15/29[5]	1,925,000	1,722,230
5.75% due 06/15/27[5]	1,400,000	1,316,303
Accident Fund Insurance Company of America
8.50% due 08/01/32[1,5]	7,000,000	6,908,626
Wilton RE Ltd.
6.00%†††,4,5,9	7,800,000	6,890,089
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[1,5]	7,500,000	6,411,902
Hunt Companies, Inc.
5.25% due 04/15/29[1,5]	7,325,000	6,285,939
Iron Mountain, Inc.
5.63% due 07/15/32[1,5]	6,500,000	5,901,250
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[5]	3,650,000	3,777,750
8.50% due 03/15/30[5]	2,050,000	2,116,625
Global Atlantic Finance Co.
4.70% due 10/15/51[4,5]	4,700,000	3,898,234
3.13% due 06/15/31[5]	1,750,000	1,393,260

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Financial – 12.0% (continued)
OneMain Finance Corp.
4.00% due 09/15/30[1]	2,200,000	$ 1,792,158
7.13% due 03/15/26	1,100,000	1,109,196
6.13% due 03/15/24[1]	821,000	819,786
3.88% due 09/15/28	800,000	686,983
6.63% due 01/15/28	450,000	437,339
9.00% due 01/15/29[1]	400,000	412,536
Maple Grove Funding Trust I
4.16% due 08/15/51[1,5]	8,000,000	5,238,986
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[1,5]	4,800,000	4,560,000
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	3,750,000	2,814,165
4.75% due 02/01/30	1,450,000	1,108,380
4.75% due 03/01/29[1]	425,000	340,735
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]	7,300,000	4,179,339
National Life Insurance Co.
10.50% due 09/15/39[1,5]	3,400,000	4,167,759
LPL Holdings, Inc.
4.00% due 03/15/29[1,5]	4,172,000	3,721,854
4.38% due 05/15/31[1,5]	476,000	410,550
RXR Realty LLC
6.75% due 07/17/25†††	4,200,000	4,053,670
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[1,5]	4,031,000	3,259,184
3.88% due 03/01/31[1,5]	825,000	693,000
Hampton Roads PPV LLC
6.62% due 06/15/53[5]	4,680,000	3,872,892
PHM Group Holding Oy
4.75% due 06/18/26[5]	EUR 3,900,000	3,806,937
Credit Suisse AG NY
7.95% due 01/09/25[1]	3,600,000	3,669,946
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[1]	3,250,000	2,610,618
5.30% due 01/15/29	1,050,000	1,004,563
NatWest Group plc
7.47% due 11/10/26[1,4]	3,500,000	3,587,362
Standard Chartered plc
7.78% due 11/16/25[1,4,5]	3,100,000	3,151,299
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[1,5]	3,500,000	3,132,723
Host Hotels & Resorts, LP
3.50% due 09/15/30[1]	3,610,000	3,077,815

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Financial – 12.0% (continued)
Sherwood Financing plc
6.00% due 11/15/26[5]	GBP 2,000,000	$ 2,120,757
4.50% due 11/15/26[5]	EUR 1,000,000	953,723
Toronto-Dominion Bank
8.13% due 10/31/82[1,4]	2,850,000	2,865,753
Ares Finance Company IV LLC
3.65% due 02/01/52[1,5]	4,100,000	2,662,212
Americo Life, Inc.
3.45% due 04/15/31[1,5]	3,511,000	2,653,381
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49[10]	2,800,000	2,559,232
Corebridge Financial, Inc.
6.88% due 12/15/52[4]	2,400,000	2,304,758
HUB International Ltd.
5.63% due 12/01/29[1,5]	2,500,000	2,266,913
Bank of Nova Scotia
8.63% due 10/27/82[4]	2,150,000	2,160,458
Kane Bidco Ltd.
5.00% due 02/15/27	EUR 2,050,000	2,121,292
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[5]	2,180,000	2,078,557
Lincoln National Corp.
4.38% due 06/15/50[1]	2,560,000	1,841,971
First American Financial Corp.
4.00% due 05/15/30[1]	1,740,000	1,509,435
Allianz SE
3.50%[4,5,9]	1,400,000	1,198,582
Weyerhaeuser Co.
6.88% due 12/15/33	1,100,000	1,169,733
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[5]	1,730,000	1,157,944
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[1,5]	725,000	671,814
6.75% due 04/15/28[5]	350,000	349,672
Ryan Specialty LLC
4.38% due 02/01/30[5]	1,100,000	992,750
QBE Insurance Group Ltd.
5.88%[1,4,5,9]	950,000	913,724
Reinsurance Group of America, Inc.
3.15% due 06/15/30	1,000,000	856,445
Pershing Square Holdings Ltd.
3.25% due 10/01/31[5]	1,100,000	823,130
Galaxy Bidco Ltd.
8.95% (3 Month EURIBOR +5.00%, Rate Floor: 5.00%) due 07/31/26◊	EUR 750,000	821,558
PartnerRe Finance B LLC
4.50% due 10/01/50[4]	950,000	791,617

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Financial – 12.0% (continued)
Prudential Financial, Inc.
5.13% due 03/01/52[4]	700,000	$ 621,851
Fort Moore Family Communities LLC
6.09% due 01/15/51[5]	690,505	585,658
Pacific Beacon LLC
5.63% due 07/15/51[1,5]	664,484	574,242
Macquarie Bank Ltd.
3.62% due 06/03/30[5]	640,000	536,363
Assurant, Inc.
7.00% due 03/27/48[4]	400,000	397,859
Atlas Mara Ltd.
due 12/31/21†††,10,11	508,571	235,977
Fort Gordon Housing LLC
6.32% due 05/15/51[5]	200,000	185,680
Total Financial		187,893,328
Consumer, Cyclical – 7.1%
Delta Air Lines, Inc.
7.00% due 05/01/25[1,5]	10,535,000	10,645,865
JB Poindexter & Company, Inc.
7.13% due 04/15/26[1,5]	5,275,000	5,190,732
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[1]	3,210,000	3,168,173
5.00% due 06/01/31[1,5]	1,800,000	1,593,000
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[1,5]	4,445,000	4,299,337
Penn Entertainment, Inc.
4.13% due 07/01/29[1,5]	4,925,000	4,087,775
Crocs, Inc.
4.25% due 03/15/29[1,5]	3,188,000	2,789,500
4.13% due 08/15/31[5]	1,400,000	1,144,500
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[5]	3,950,000	3,792,770
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[5]	3,750,000	3,740,625
Wabash National Corp.
4.50% due 10/15/28[1,5]	4,350,000	3,719,126
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[1,5]	4,100,000	3,642,645
Station Casinos LLC
4.63% due 12/01/31[1,5]	4,200,000	3,568,656
Wolverine World Wide, Inc.
4.00% due 08/15/29[1,5]	4,450,000	3,428,769
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[5]	3,240,000	3,361,500

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Consumer, Cyclical – 7.1% (continued)
Live Nation Entertainment, Inc.
6.50% due 05/15/27[1,5]	3,350,000	$ 3,349,019
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[1,5]	4,075,000	3,241,606
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[1,5]	3,363,608	3,202,223
Air Canada
4.63% due 08/15/29[5]	CAD 2,900,000	1,930,796
3.88% due 08/15/26[5]	825,000	770,065
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[1,5]	2,650,000	2,665,879
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5]	2,512,500	2,498,666
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[1,5]	2,725,000	2,492,032
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50[1]	3,800,000	2,459,801
United Airlines, Inc.
4.63% due 04/15/29[1,5]	2,575,000	2,298,727
Scotts Miracle-Gro Co.
4.00% due 04/01/31	2,150,000	1,725,431
4.38% due 02/01/32	700,000	555,874
Ontario Gaming GTA, LP
8.00% due 08/01/30[5]	2,150,000	2,171,737
Ritchie Bros Holdings, Inc.
7.75% due 03/15/31[5]	1,750,000	1,815,800
Yum! Brands, Inc.
4.63% due 01/31/32[1]	1,987,000	1,786,751
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[1,5]	2,000,000	1,761,190
Hyatt Hotels Corp.
5.75% due 04/23/30[1]	1,690,000	1,701,882
HP Communities LLC
6.82% due 09/15/53[5]	918,478	890,215
6.16% due 09/15/53[1,5]	1,000,000	794,938
Hanesbrands, Inc.
9.00% due 02/15/31[1,5]	1,500,000	1,414,056
4.88% due 05/15/26[5]	225,000	212,015
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[1,5]	1,625,000	1,495,675
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[5]	850,000	782,368
4.00% due 10/15/30[5]	725,000	625,010
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[5]	1,350,000	1,133,789

See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Consumer, Cyclical – 7.1% (continued)
Boyne USA, Inc.
4.75% due 05/15/29[5]	1,250,000	$ 1,130,024
Deuce FinCo plc
5.50% due 06/15/27	GBP 900,000	1,023,951
Vail Resorts, Inc.
6.25% due 05/15/25[5]	1,000,000	997,137
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]	700,000	562,454
4.00% due 04/15/29[5]	500,000	432,781
Clarios Global, LP
6.75% due 05/15/25[1,5]	990,000	992,460
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]	969,000	972,353
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[5]	975,000	931,499
Allison Transmission, Inc.
3.75% due 01/30/31[5]	1,100,000	918,748
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]	850,000	760,750
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27[1]	421,394	384,925
Superior Plus, LP
4.25% due 05/18/28[5]	CAD 350,000	232,382
Aramark Services, Inc.
5.00% due 02/01/28[5]	110,000	104,099
Exide Technologies
due 10/31/24†††,11	2,353,687	2
Total Consumer, Cyclical		111,392,083
Consumer, Non-cyclical – 6.8%
Medline Borrower, LP
5.25% due 10/01/29[1,5]	5,200,000	4,705,819
3.88% due 04/01/29[1,5]	2,000,000	1,775,093
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[1,5]	6,945,000	6,439,634
BCP V Modular Services Finance II plc
6.13% due 10/30/28[5]	GBP 4,250,000	4,573,671
4.75% due 10/30/28[5]	EUR 1,550,000	1,497,827
CPI CG, Inc.
8.63% due 03/15/26[1,5]	5,425,000	5,154,085
Williams Scotsman, Inc.
4.63% due 08/15/28[1,5]	3,675,000	3,378,207
6.13% due 06/15/25[1,5]	1,683,000	1,671,068
Sotheby’s
7.38% due 10/15/27[1,5]	4,899,000	4,492,656

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Consumer, Non-cyclical – 6.8% (continued)
US Foods, Inc.
4.63% due 06/01/30[1,5]	2,500,000	$ 2,255,561
4.75% due 02/15/29[1,5]	2,250,000	2,085,612
Bausch Health Companies, Inc.
4.88% due 06/01/28[1,5]	8,025,000	4,084,089
Altria Group, Inc.
3.70% due 02/04/51[1]	6,000,000	4,002,571
Reynolds American, Inc.
5.70% due 08/15/35[1]	4,150,000	3,894,728
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	3,632,000	3,635,316
Post Holdings, Inc.
4.50% due 09/15/31[1,5]	3,925,000	3,417,202
Upbound Group, Inc.
6.38% due 02/15/29[1,5]	3,625,000	3,300,889
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52[1]	4,800,000	3,292,356
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[1,5]	3,000,000	2,954,980
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[1,5]	2,400,000	2,240,448
5.50% due 07/01/28[5]	550,000	526,924
Garden Spinco Corp.
8.63% due 07/20/30[1,5]	2,450,000	2,571,671
DaVita, Inc.
4.63% due 06/01/30[1,5]	1,900,000	1,605,908
3.75% due 02/15/31[5]	1,200,000	939,408
Avantor Funding, Inc.
4.63% due 07/15/28[1,5]	1,700,000	1,590,130
3.88% due 11/01/29[1,5]	925,000	819,400
Castor S.p.A.
9.10% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,5	EUR 2,300,000	2,369,606
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[1,5]	2,700,000	2,193,750
Par Pharmaceutical, Inc.
due 04/01/27[5,11]	3,345,000	2,107,350
Option Care Health, Inc.
4.38% due 10/31/29[5]	2,275,000	2,007,096
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]	1,948,000	1,933,390
ADT Security Corp.
4.13% due 08/01/29[5]	1,050,000	933,272
4.88% due 07/15/32[5]	1,000,000	876,320
Gartner, Inc.
4.50% due 07/01/28[1,5]	1,700,000	1,592,244

See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Consumer, Non-cyclical – 6.8% (continued)
Spectrum Brands, Inc.
5.50% due 07/15/30[5]	1,700,000	$ 1,586,916
APi Group DE, Inc.
4.75% due 10/15/29[5]	1,225,000	1,096,327
4.13% due 07/15/29[5]	400,000	349,246
HealthEquity, Inc.
4.50% due 10/01/29[1,5]	1,550,000	1,395,755
Royalty Pharma plc
3.55% due 09/02/50	2,100,000	1,376,596
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[5,11]	1,900,000	1,220,750
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[1,5]	1,038,000	961,012
5.00% due 12/31/26[5]	250,000	236,387
Grifols S.A.
4.75% due 10/15/28[5]	1,350,000	1,192,590
TreeHouse Foods, Inc.
4.00% due 09/01/28	1,150,000	978,269
Central Garden & Pet Co.
4.13% due 10/15/30[1]	625,000	535,447
4.13% due 04/30/31[5]	400,000	337,526
AMN Healthcare, Inc.
4.63% due 10/01/27[5]	725,000	673,077
Carriage Services, Inc.
4.25% due 05/15/29[5]	775,000	655,805
WW International, Inc.
4.50% due 04/15/29[1,5]	950,000	545,827
Catalent Pharma Solutions, Inc.
3.50% due 04/01/30[1,5]	625,000	522,656
Performance Food Group, Inc.
6.88% due 05/01/25[5]	450,000	450,236
Prestige Brands, Inc.
3.75% due 04/01/31[5]	300,000	250,203
Darling Ingredients, Inc.
6.00% due 06/15/30[5]	250,000	241,371
Tenet Healthcare Corp.
4.88% due 01/01/26	200,000	196,517
Nidda Healthcare Holding
7.50% due 08/21/26	EUR 175,000	194,206
Albertsons Companies Incorporated / Safeway Inc /
New Albertsons Limited Partnership / Albertsons LLC
5.88% due 02/15/28[5]	100,000	98,657
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
due 07/31/27[5,11]	181,000	13,575
Total Consumer, Non-cyclical		106,027,232

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Industrial – 5.8%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[1,5]	7,717,000	$ 7,699,270
5.25% due 07/15/28[1,5]	2,025,000	1,884,865
Boeing Co.
5.81% due 05/01/50[1]	9,400,000	9,167,939
Standard Industries, Inc.
4.38% due 07/15/30[1,5]	7,050,000	6,179,553
3.38% due 01/15/31[5]	1,100,000	903,163
Artera Services LLC
9.03% due 12/04/25[5]	6,290,000	5,744,375
Builders FirstSource, Inc.
6.38% due 06/15/32[1,5]	2,500,000	2,459,881
4.25% due 02/01/32[1,5]	1,675,000	1,436,837
IP Lending X Ltd.
7.75% due 07/02/29†††,5	3,800,000	3,822,970
Calderys Financing LLC
11.25% due 06/01/28[5]	3,737,000	3,809,199
Victoria plc
3.63% due 08/05/26	EUR 4,004,000	3,301,186
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[1]	4,134,000	3,234,329
Waste Pro USA, Inc.
5.50% due 02/15/26[5]	3,370,000	3,180,437
Enviri Corp.
5.75% due 07/31/27[1,5]	3,624,000	3,154,040
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[1,5]	3,600,000	2,970,101
Mauser Packaging Solutions Holding Co.
7.88% due 08/15/26[5]	1,875,000	1,862,591
9.25% due 04/15/27[5]	1,000,000	910,031
Howmet Aerospace, Inc.
3.00% due 01/15/29[1]	1,175,000	1,035,469
5.95% due 02/01/37	875,000	860,160
6.88% due 05/01/25	800,000	809,605
Clearwater Paper Corp.
4.75% due 08/15/28[1,5]	2,547,000	2,272,907
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[1,5]	2,600,000	2,041,000
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28	EUR 1,800,000	2,020,836
GrafTech Finance, Inc.
4.63% due 12/15/28[1,5]	2,860,000	1,918,259
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[5]	1,900,000	1,857,250
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[1,5]	2,300,000	1,827,721

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Industrial – 5.8% (continued)
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[1,5]	1,775,000	$1,659,625
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]	1,625,000	1,568,694
TK Elevator US Newco, Inc.
5.25% due 07/15/27[5]	1,550,000	1,472,638
Deuce FinCo plc
5.50% due 06/15/27[5]	GBP 1,200,000	1,365,268
8.60% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/15/27◊	EUR 100,000	106,875
Cellnex Finance Company S.A.
3.88% due 07/07/41[5]	1,750,000	1,265,600
Level 3 Financing, Inc.
3.63% due 01/15/29	1,500,000	723,750
3.75% due 07/15/29	600,000	279,000
11.00% due 11/15/29†††	312,448	–
Worldpay US, Inc.
8.50% due 01/15/31	GBP 750,000	980,619
TVL Finance plc
9.45% (3 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 04/28/28◊	EUR 780,000	864,508
Amsted Industries, Inc.
4.63% due 05/15/30[5]	950,000	817,610
Ball Corp.
3.13% due 09/15/31[1]	875,000	722,581
Masonite International Corp.
3.50% due 02/15/30[5]	700,000	591,612
GATX Corp.
4.00% due 06/30/30	560,000	500,689
PGT Innovations, Inc.
4.38% due 10/01/29[5]	400,000	378,541
TopBuild Corp.
4.13% due 02/15/32[5]	400,000	341,827
Arcosa, Inc.
4.38% due 04/15/29[5]	350,000	312,162
EnerSys
4.38% due 12/15/27[5]	325,000	297,427
Hillenbrand, Inc.
3.75% due 03/01/31[1]	250,000	207,425
EnPro Industries, Inc.
5.75% due 10/15/26	115,000	111,550
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[5]	125,000	105,907
Vertical Midco GmbH
4.38% due 07/15/27	EUR 100,000	102,874

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Industrial – 5.8% (continued)
Schahin II Finance Co. SPV Ltd.
due 09/25/23†††,11	1,400,000	$ –
Total Industrial		91,140,756
Communications – 5.5%
Altice France S.A.
5.50% due 10/15/29[1,5]	8,175,000	5,898,486
5.13% due 07/15/29[1,5]	3,025,000	2,163,510
8.13% due 02/01/27[5]	1,300,000	1,118,222
McGraw-Hill Education, Inc.
8.00% due 08/01/29[1,5]	6,300,000	5,677,875
5.75% due 08/01/28[1,5]	3,525,000	3,216,562
Cogent Communications Group, Inc.
7.00% due 06/15/27[1,5]	7,500,000	7,368,750
VZ Secured Financing BV
5.00% due 01/15/32[1,5]	6,850,000	5,618,135
British Telecommunications plc
4.88% due 11/23/81[4,5]	5,550,000	4,581,545
4.25% due 11/23/81[4,5]	950,000	858,148
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[1,5]	5,725,000	4,944,568
Paramount Global
4.95% due 05/19/50[1]	6,390,000	4,700,571
UPC Broadband Finco BV
4.88% due 07/15/31[1,5]	4,550,000	3,839,062
CSC Holdings LLC
11.25% due 05/15/28[5]	2,750,000	2,745,170
4.63% due 12/01/30[1,5]	1,913,000	1,053,598
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[1,5]	2,114,000	1,987,847
5.13% due 07/15/29[1,5]	1,900,000	1,594,928
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[1,5]	4,700,000	3,501,032
Corning, Inc.
4.38% due 11/15/57[1]	4,100,000	3,245,997
Vodafone Group plc
5.13% due 06/04/81[1,4]	4,100,000	2,807,250
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[1,5]	1,225,000	980,081
4.25% due 02/01/31[5]	850,000	709,069
4.25% due 01/15/34[5]	750,000	585,052
4.50% due 05/01/32[1]	325,000	267,679
AMC Networks, Inc.
4.25% due 02/15/29[1]	3,450,000	2,415,621

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Communications – 5.5% (continued)
Ciena Corp.
4.00% due 01/31/30[1,5]	2,150,000	$ 1,895,252
Sirius XM Radio, Inc.
3.88% due 09/01/31[5]	2,300,000	1,860,969
Rogers Communications, Inc.
4.55% due 03/15/52[1]	2,200,000	1,745,215
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	1,225,000	1,029,503
4.75% due 07/15/31[5]	650,000	555,367
TripAdvisor, Inc.
7.00% due 07/15/25[1,5]	1,575,000	1,580,308
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	2,000,000	1,279,519
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	1,200,000	1,029,768
Zayo Group Holdings, Inc.
4.00% due 03/01/27[5]	1,050,000	801,114
Match Group Holdings II LLC
3.63% due 10/01/31[1,5]	875,000	715,312
Ziggo BV
4.88% due 01/15/30[5]	725,000	620,124
Ziggo Bond Company BV
5.13% due 02/28/30[5]	500,000	390,773
Total Communications		85,381,982
Energy – 4.3%
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[1]	4,800,000	4,600,728
6.88% due 01/15/29[1]	2,980,000	2,774,887
ITT Holdings LLC
6.50% due 08/01/29[1,5]	8,050,000	7,023,625
Occidental Petroleum Corp.
6.20% due 03/15/40[1]	2,100,000	2,070,537
7.00% due 11/15/27	2,000,000	2,047,320
4.30% due 08/15/39	2,100,000	1,600,649
4.63% due 06/15/45	750,000	561,112
Venture Global LNG, Inc.
9.88% due 02/01/32[1,5]	6,000,000	6,149,053
BP Capital Markets plc
4.88%[1,4,9]	6,750,000	6,066,664
NuStar Logistics, LP
6.38% due 10/01/30[1]	5,625,000	5,484,375
5.63% due 04/28/27	200,000	196,881
6.00% due 06/01/26	125,000	124,586

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Energy – 4.3% (continued)
Energy Transfer, LP
7.38% due 02/01/31[1,5]	3,800,000	$ 3,906,628
4.25% due 04/01/24	1,000,000	994,253
CVR Energy, Inc.
5.25% due 02/15/25[1,5]	2,275,000	2,241,475
5.75% due 02/15/28[1,5]	2,100,000	1,941,891
Parkland Corp.
4.63% due 05/01/30[5]	2,700,000	2,409,750
4.50% due 10/01/29[5]	1,300,000	1,158,115
Buckeye Partners, LP
5.85% due 11/15/43	3,750,000	2,833,669
4.35% due 10/15/24	750,000	733,245
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	4,025,000	3,512,255
Hess Corp.
5.60% due 02/15/41	1,550,000	1,558,833
6.00% due 01/15/40[1]	1,000,000	1,040,622
7.13% due 03/15/33	500,000	567,150
EnLink Midstream LLC
6.50% due 09/01/30[1,5]	2,600,000	2,616,891
Southwestern Energy Co.
5.38% due 02/01/29[1]	1,400,000	1,332,107
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[5]	775,000	668,495
Viper Energy, Inc.
7.38% due 11/01/31[5]	300,000	303,600
5.38% due 11/01/27[5]	200,000	190,876
DT Midstream, Inc.
4.13% due 06/15/29[1,5]	425,000	381,553
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[5]	232,128	195,769
Basic Energy Services, Inc.
due 10/15/23 † † † ,11	1,030,000	5,150
Total Energy		67,292,744
Basic Materials – 2.7%
Carpenter Technology Corp.
6.38% due 07/15/28[1]	5,225,000	5,133,135
7.63% due 03/15/30[1]	2,500,000	2,537,714
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[1,5]	6,075,000	5,702,772
Alcoa Nederland Holding BV
5.50% due 12/15/27[1,5]	3,625,000	3,480,120
6.13% due 05/15/28[5]	1,475,000	1,452,452

See notes to financial statements.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Basic Materials – 2.7% (continued)
Kaiser Aluminum Corp.
4.50% due 06/01/31[1,5]	4,860,000	$ 3,923,251
4.63% due 03/01/28[5]	1,000,000	885,777
SK Invictus Intermediate II SARL
5.00% due 10/30/29[1,5]	5,250,000	4,266,334
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[1,5]	3,060,000	2,794,501
WR Grace Holdings LLC
4.88% due 06/15/27[1,5]	2,325,000	2,214,109
7.38% due 03/01/31[5]	500,000	487,472
Compass Minerals International, Inc.
6.75% due 12/01/27[1,5]	2,550,000	2,482,042
Arsenal AIC Parent LLC
8.00% due 10/01/30[5]	1,550,000	1,581,479
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	1,625,000	1,527,500
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	1,350,000	1,238,105
HB Fuller Co.
4.25% due 10/15/28	1,150,000	1,029,951
Valvoline, Inc.
3.63% due 06/15/31[5]	760,000	623,200
Mirabela Nickel Ltd.
due 06/24/19†††,10,11	2,667,995	13,340
Total Basic Materials		41,373,254
Technology – 2.3%
AthenaHealth Group, Inc.
6.50% due 02/15/30[5]	7,900,000	6,847,747
Cloud Software Group, Inc.
6.50% due 03/31/29[1,5]	5,630,000	5,184,547
Capstone Borrower, Inc.
8.00% due 06/15/30[1,5]	3,800,000	3,799,996
NCR Voyix Corp.
5.25% due 10/01/30[1,5]	3,150,000	2,768,976
5.13% due 04/15/29[5]	900,000	824,264
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[1,5]	3,400,000	3,397,077
Broadcom, Inc.
3.19% due 11/15/36[1,5]	4,400,000	3,361,929
Twilio, Inc.
3.88% due 03/15/31[1]	2,000,000	1,725,465
Playtika Holding Corp.
4.25% due 03/15/29[1,5]	2,025,000	1,710,241

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.2% (continued)
Technology – 2.3% (continued)
TeamSystem S.p.A.
3.50% due 02/15/28	EUR 1,700,000	$ 1,633,192
Dun & Bradstreet Corp.
5.00% due 12/15/29[5]	1,800,000	1,626,480
Oracle Corp.
3.95% due 03/25/51[1]	2,100,000	1,553,770
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[5]	350,000	359,026
Booz Allen Hamilton, Inc.
4.00% due 07/01/29[5]	325,000	296,062
Total Technology		35,088,772
Utilities – 0.7%
Terraform Global Operating, LP
6.13% due 03/01/26[1,5]	5,255,000	5,084,213
Alexander Funding Trust II
7.47% due 07/31/28[1,5]	1,950,000	1,997,894
Clearway Energy Operating LLC
3.75% due 02/15/31[1,5]	1,663,000	1,391,393
3.75% due 01/15/32[5]	525,000	422,048
NRG Energy, Inc.
7.00% due 03/15/33[1,5]	1,600,000	1,617,678
Total Utilities		10,513,226
Total Corporate Bonds
(Cost $829,512,128)		736,103,377
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5%
Consumer, Cyclical – 7.6%
Pacific Bells LLC
10.15% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	7,909,332	7,803,031
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	7,887,917	7,748,154
FR Refuel LLC
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/08/28	7,853,000	7,597,778
Alexander Mann
11.42% (1 Month Term SOFR + 6.10%, Rate Floor: 6.10%) due 06/29/27	5,372,000	5,219,811
BRE/Everbright M6 Borrower LLC
10.43% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/09/26	5,181,821	5,146,222

See notes to financial statements.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Consumer, Cyclical – 7.6% (continued)
MB2 Dental Solutions LLC
11.45% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	5,037,792	$ 4,982,904
Accuride Corp.
12.22% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) (in-kind rate
was 1.62%) due 05/18/26[12]	5,348,871	4,573,284
Shaw Development LLC
11.46% (6 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/30/29†††	4,468,085	4,379,987
Secretariat Advisors LLC
10.40% (3 Month Term SOFR + 5.01%, Rate Floor: 5.01%) due 12/29/28†††	4,329,000	4,285,710
Albion Financing 3 SARL
9.25% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 08/17/26	EUR 3,700,000	4,025,539
Truck Hero, Inc.
8.96% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 01/31/28	3,900,000	3,733,821
Zephyr Bidco Ltd.
11.19% (1 Month GBP SONIA + 6.00%, Rate Floor: 6.00%) due 07/31/28	GBP 3,000,000	3,692,427
The Facilities Group
11.24% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††	3,300,684	3,234,670
NFM & J LLC
11.23% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††	3,248,038	3,183,077
WIRB – Copernicus Group, Inc.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/08/27	3,152,978	3,095,436
Breitling Financing SARL
7.86% (6 Month EURIBOR + 3.93%, Rate Floor: 3.93%) due 10/25/28	EUR 2,800,000	2,883,427
PetSmart LLC
9.20% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/11/28	2,785,875	2,740,605
Arcis Golf LLC
9.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 11/24/28	2,684,125	2,685,252
BGIS (BIFM CA Buyer, Inc.)
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,642,797	2,637,300
PAI Holdco, Inc.
9.39% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/28/27	2,783,647	2,565,131
Thevelia US LLC
8.69% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/18/29	EUR 2,100,000	2,267,044
TTF Holdings Intermediate LLC
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/31/28	2,262,299	2,259,471
BCP V Modular Services Holdings IV Ltd.
8.40% (3 Month EURIBOR + 4.43%, Rate Floor: 4.43%) due 12/15/28	EUR 2,000,000	2,046,048
OEConnection LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/25/26	1,987,403	1,978,540

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Consumer, Cyclical – 7.6% (continued)
CNT Holdings I Corp.
8.93% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 11/08/27	1,803,750	$ 1,805,446
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/03/25	2,447,876	1,750,231
Packers Holdings LLC
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/09/28	2,707,972	1,734,808
SHO Holding I Corp.
10.89% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 04/29/24	1,915,648	1,245,180
10.47% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/27/24	484,000	327,910
10.87% (3 Month Term SOFR + 5.23%, Rate Floor: 5.23%) due 04/29/24	32,514	21,134
Camin Cargo Control, Inc.
11.96% (1 Month Term SOFR + 6.50%, Rate Floor: 6.50%) due 06/04/26†††	1,604,123	1,539,958
Orion Group
11.89% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 03/19/27†††	757,174	743,327
11.69% (1 Month Term SOFR + 6.36%, Rate Floor: 7.36%) due 03/19/27†††	746,704	733,049
11.24% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 03/19/27†††	50,478	45,888
Ontario Gaming GTA LP
9.64% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/01/30	1,500,000	1,502,820
Holding SOCOTEC
9.56% (3 Month SOFR + 4.00%, Rate Floor: 4.00%) due 06/30/28	1,323,000	1,303,155
Fertitta Entertainment LLC
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/29/29	1,182,742	1,173,434
Congruex Group LLC
11.28% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29	1,185,000	1,162,781
Galls LLC
12.28% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%) due 01/31/25†††	1,052,771	1,026,451
12.17% ((1 Month Term SOFR + 6.75%) and (3 Month Term SOFR + 6.75%),
Rate Floor: 6.75%) due 01/31/25†††	72,133	70,330
ImageFIRST Holdings LLC
10.47% ((3 Month Term SOFR + 4.75%) and (6 Month Term SOFR + 4.75%),
Rate Floor: 4.75%) due 04/27/28	1,075,861	1,065,103
PT Intermediate Holdings III LLC
11.52% (3 Month Term SOFR + 5.98%, Rate Floor: 5.98%) due 11/01/28†††	981,710	979,255
CD&R Firefly Bidco Ltd.
9.54% (3 Month GBP SONIA + 4.25%, Rate Floor: 4.25%) due 06/23/25†††	GBP 703,016	878,581
Elvis UK HoldCo Ltd.
8.65% (3 Month EURIBOR + 4.68%, Rate Floor: 4.68%) due 10/19/28	EUR 800,000	871,161
Checkers Holdings, Inc.
14.70% (6 Month Term SOFR + 3.00%, Rate Floor: 3.00%) (in-kind
rate was 6.00%) due 06/16/28†††,12	651,891	651,891
12.70% (6 Month Term SOFR + 3.00%, Rate Floor: 3.00%) (in-kind
rate was 4.00%) due 06/16/27†††,12	93,287	93,287
CCRR Parent, Inc.
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/06/28	747,449	703,222

See notes to financial statements.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Consumer, Cyclical – 7.6% (continued)
Alterra Mountain Co.
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/17/28	581,284	$ 581,284
Caesars Entertainment, Inc.
8.70% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/06/30	547,250	547,097
Outcomes Group Holdings, Inc.
13.04% (3 Month Term SOFR + 7.50%, Rate Floor: 7.50%) due 10/26/26†††	450,000	411,750
Sotheby’s
10.16% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/15/27	357,937	347,757
Mavis Tire Express Services TopCo Corp.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/04/28	317,688	316,696
EG Finco Limited
11.24% (1 Month Term SOFR + 4.11%, Rate Floor: 4.61%) due 02/07/28	169,714	162,289
Scientific Games Holdings, LP
8.91% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/04/29	123,750	123,032
Total Consumer, Cyclical		118,682,976
Consumer, Non-cyclical – 7.3%
HAH Group Holding Co. LLC
10.45% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	7,688,553	7,593,582
LaserAway Intermediate Holdings II LLC
11.41% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 10/14/27	7,576,606	7,434,544
Quirch Foods Holdings LLC
10.45% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 10/27/27	6,848,094	6,801,048
Southern Veterinary Partners LLC
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27	6,577,607	6,538,141
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	6,671,438	5,891,747
Blue Ribbon LLC
11.43% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28	6,139,373	5,233,816
Florida Food Products LLC
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/18/28	5,615,244	4,801,034
Kronos Acquisition Holdings, Inc.
9.40% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/22/26	2,896,655	2,866,616
11.54% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	1,768,500	1,768,500
Gibson Brands, Inc.
10.66% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	4,838,813	4,306,543
National Mentor Holdings, Inc.
9.21% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%),
Rate Floor: 3.75%) due 03/02/28	4,290,815	3,885,891
9.24% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/02/28	150,000	135,845
Inception Holdco SARL
9.72% (3 Month EURIBOR + 5.75%, Rate Floor: 5.75%) due 09/26/29†††	EUR 3,600,000	3,879,817
Mission Veterinary Partners
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28	3,920,000	3,865,277

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Consumer, Non-cyclical – 7.3% (continued)
Heritage Grocers Group LLC
12.24% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%) due 08/01/29	3,830,653	$ 3,822,992
AI Aqua Merger Sub, Inc.
due 07/30/28	3,750,000	3,712,500
Cambrex Corp.
8.95% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/04/26	3,401,015	3,247,970
Balrog Acquisition, Inc.
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/05/28†††	3,042,375	3,023,360
Dhanani Group, Inc.
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/10/27†††	2,931,818	2,902,500
Weber-Stephen Products LLC
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/29/27	3,028,708	2,586,304
Chefs’ Warehouse, Inc.
10.20% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	2,539,167	2,547,114
IVC Acquisition Ltd.
7.32% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/13/26	EUR 1,100,000	1,176,818
7.57% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/13/26	EUR 1,000,000	1,069,900
PetIQ LLC
10.17% (6 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/13/28	2,248,250	2,214,526
Lyons Magnus
12.13% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) (in-kind rate
was 4.25%) due 05/10/27[12]	2,476,949	2,150,809
Confluent Health LLC
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/30/28	2,169,257	2,060,794
Nidda Healthcare Holding GmbH
7.46% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR 1,900,000	2,038,808
Fortrea Holdings, Inc.
9.10% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/01/30	1,846,383	1,827,346
PlayCore
9.39% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/29/27	1,825,000	1,821,587
Packaging Coordinators Midco, Inc.
9.15% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 11/30/27	1,755,000	1,747,927
PlayPower, Inc.
11.06% (3 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 05/08/26	2,133,071	1,730,987
Resonetics LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/28/28	1,470,000	1,463,385
Moran Foods LLC
12.74% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 06/30/26†††	1,760,777	1,234,540
Stars UK Bidco Ltd.
8.22% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 08/10/29	EUR 1,000,000	1,086,915
Hearthside Group Holdings LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,381,125	1,064,336
Financiere Mendel
9.62% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 11/30/30	925,000	921,763

See notes to financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Consumer, Non-cyclical – 7.3% (continued)
EyeCare Partners LLC
9.39% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,691,526	$ 874,976
Endo Luxembourg Finance Company I SARL
14.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%)
due 03/27/28	1,283,750	824,809
Balrog Acquisition, Inc.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/05/28	713,305	694,581
Rainbow Finco SARL
10.05% (6 Month SOFR + 4.75%, Rate Floor: 4.75%) due 02/26/29	700,000	663,250
Snacking Investments US LLC (Arnott’s)
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/18/26	459,986	457,880
TGP Holdings LLC
8.70% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/29/28	376,806	320,545
Triton Water Holdings, Inc.
8.90% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/31/28	223,287	219,379
Total Consumer, Non-cyclical		114,511,002
Industrial – 5.9%
Arcline FM Holdings LLC
10.40% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 06/23/28	7,154,000	7,034,171
Charter Next Generation, Inc.
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/01/27	4,692,936	4,671,442
NA Rail Hold Co. LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/19/26	4,239,434	4,228,836
Pelican Products, Inc.
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/29/28	4,509,276	4,144,025
Integrated Power Services Holdings, Inc.
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/22/28†††	3,933,384	3,905,402
Dispatch Terra Acquisition LLC
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28	4,142,063	3,883,184
Merlin Buyer, Inc.
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	3,940,000	3,871,050
CPM Holdings, Inc.
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/22/28	3,862,027	3,861,216
Michael Baker International LLC
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 12/01/28	3,840,228	3,821,027
American Bath Group LLC
9.20% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/23/27	4,056,227	3,810,663
Geo Parent Corporation
10.80% (6 Month Term SOFR + 5.35%, Rate Floor: 5.35%) due 12/19/28	3,800,000	3,762,000
Aegion Corp.
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 05/17/28	3,020,906	2,983,175
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	2,812,500	2,895,806

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Industrial – 5.9% (continued)
StandardAero
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/24/28	2,767,737	$ 2,763,254
ASP Dream Acquisiton Co. LLC
9.45% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/15/28	2,462,500	2,444,031
STS Operating, Inc. (SunSource)
9.70% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/11/24	2,362,598	2,362,599
AI Convoy Luxembourg SARL
7.72% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 01/18/27	EUR 2,200,000	2,323,100
CapStone Acquisition Holdings, Inc.
10.20% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/12/27†††	2,308,733	2,295,749
Mauser Packaging Solutions Holding Co.
9.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/14/26	2,303,712	2,285,144
WP CPP Holdings LLC
9.29% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/30/25	2,265,156	2,230,227
Atlantic Aviation
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/22/28	2,183,500	2,181,950
Fugue Finance LLC
8.21% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 01/31/28	EUR 2,000,000	2,180,166
ILPEA Parent, Inc.
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 06/22/28†††	1,982,931	1,943,272
Anchor Packaging LLC
8.95% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/20/26	1,586,154	1,561,965
DXP Enterprises, Inc.
10.29% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/05/30	1,550,000	1,546,125
Inspired Finco Holdings Ltd.
8.10% (1 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/31/28	EUR 1,250,000	1,355,949
Protective Industrial Products, Inc.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/29/27	1,340,620	1,310,456
Transcendia Holdings, Inc.
9.23% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	1,699,041	1,259,839
Spring Education Group, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 10/04/30	1,200,000	1,197,000
Merlin Buyer, Inc.
due 12/14/28†††	1,100,000	1,078,000
Solis IV B.V.
7.96% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/26/29	EUR 1,000,000	1,060,037
API Holdings III Corp.
6.32% (3 Month Term SOFR + 1.00%, Rate Floor: 1.00%) due 05/09/26	1,568,396	942,026
6.32% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 03/25/27	57,328	55,608
TK Elevator Midco GmbH
9.38% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/30/27	627,569	626,916
ProAmpac PG Borrower LLC
9.88% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/15/28	500,000	496,145
TK Elevator Midco GmbH
6.85% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR 479,521	493,841

See notes to financial statements.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Industrial – 5.9% (continued)
Valcour Packaging LLC
9.40% (6 month Term SOFR + 3.75%, Rate Floor: 4.25%) due 10/04/28	646,717	$ 492,197
Bleriot US Bidco LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/31/28	399,000	399,782
Patriot Container Corp. (Wastequip)
due 03/20/25	350,000	331,625
Osmose Utility Services, Inc.
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/23/28	296,970	293,489
Titan Acquisition Ltd. (Husky)
8.73% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/28/25	286,605	283,810
Park River Holdings, Inc.
8.91% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/28/27	236,355	227,546
Sundyne (Star US Bidco)
9.70% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/17/27	120,584	120,308
White Cap Supply Holdings LLC
9.10% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/19/27	98,744	98,643
Air Canada
9.14% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28	82,363	82,202
Total Industrial		91,194,998
Technology – 5.8%
Visma AS
7.18% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 12/03/25†††	EUR 7,250,000	7,833,252
Avalara, Inc.
12.64% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 10/19/28†††	7,000,000	6,917,753
Polaris Newco LLC
8.95% ((1 Month Term SOFR + 3.50%) and (Commercial Prime Lending
Rate + 2.50%), Rate Floor: 3.50%) due 06/04/26†††	5,504,000	5,158,493
Project Ruby Ultimate Parent Corp.
11.21% (1 Month Term SOFR + 5.86%, Rate Floor: 6.61%) due 03/10/28†††	4,950,000	4,991,659
Finastra
12.71% (6 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 09/13/29†††	4,900,000	4,857,525
Concorde Lux
7.89% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 4,252,725	4,513,833
Datix Bidco Ltd.
12.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 1,775,000	2,194,747
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	2,001,644	1,966,415
13.19% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	300,111	293,959
24-7 Intouch, Inc.
10.20% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/25/25	4,096,428	4,038,382
Apttus Corp.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/08/28	3,812,188	3,807,423
Park Place Technologies, LLC
10.45% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 11/10/27	3,780,171	3,722,675

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Technology – 5.8% (continued)
Precise Midco BV
8.35% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 10/12/30	EUR 2,624,615	$ 2,842,304
7.60% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 05/13/26	EUR 775,385	838,118
Xerox Corp.
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/14/29	3,550,000	3,483,438
Central Parent LLC
9.41% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/06/29	3,206,250	3,206,827
Sitecore Holding III A/S
10.98% ((6 Month EURIBOR + 7.75%) and (12 Month EURIBOR + 7.00%),
Rate Floor: 7.75%) due 03/12/26†††	EUR 1,455,989	1,578,538
11.84% ((3 Month Term SOFR + 6.25%) and (6 Month Term SOFR + 7.75%),
Rate Floor: 6.25%) due 03/12/26†††	1,169,838	1,165,041
11.84% ((3 Month Term SOFR + 6.25%) and (6 Month Term SOFR + 7.75%),
Rate Floor: 6.25%) due 03/09/26†††	223,355	222,439
Indicor LLC
9.89% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/22/29	2,587,000	2,587,492
IRIS Software Group
9.54% (3 Month GBP SONIA + 4.25%, Rate Floor: 4.25%) due 09/08/25	GBP 2,000,000	2,515,243
iSolved, Inc.
9.48% (6 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/14/30	2,400,000	2,397,000
Atlas CC Acquisition Corp.
9.90% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28	2,495,587	2,308,767
Project Ruby Ultimate Parent Corp.
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/10/28	2,242,500	2,222,407
RLDatix
13.19% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	1,387,999	1,359,545
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	652,084	640,608
Team.Blue Finco SARL
7.11% (2 Month EURIBOR + 3.20%, Rate Floor: 3.20%) due 03/30/28	EUR 1,750,000	1,839,596
Aston FinCo SARL
9.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/09/26	1,636,250	1,398,307
9.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 390,040	414,821
Wrench Group LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/30/26	1,749,948	1,744,838
Upland Software, Inc.
9.20% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 08/06/26	1,790,370	1,731,539
Navicure, Inc.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/22/26	1,487,709	1,489,940
CoreLogic, Inc.
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/02/28	1,258,074	1,178,664
Greenway Health LLC
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/16/24	944,584	848,747
Sitecore USA, Inc.
11.84% ((3 Month Term SOFR + 6.25%) and (6 Month Term SOFR + 7.75%),
Rate Floor: 6.25%) due 03/12/26†††	572,766	570,417

See notes to financial statements.

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Technology – 5.8% (continued)
SUSE
due 10/26/30	500,000	$ 500,000
Epicor Software
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/30/27	485,000	485,737
Polaris Newco LLC
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 06/02/28	336,635	327,209
Finastra USA, Inc.
12.57% (1 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 09/13/29†††	34,064	30,007
Total Technology		90,223,705
Financial – 3.3%
Eisner Advisory Group
10.71% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	7,451,940	7,438,005
Higginbotham Insurance Agency, Inc.
10.95% (1 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 11/24/28†††	5,414,389	5,363,168
10.95% (1 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 11/25/28†††	1,009,793	1,000,240
Asurion LLC
9.70% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	3,936,609	3,867,718
Duff & Phelps
9.14% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	1,935,000	1,894,365
7.97% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 04/09/27	EUR 1,745,490	1,851,310
HighTower Holding LLC
9.64% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/21/28	3,447,903	3,427,802
Teneo Holdings LLC
10.70% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	3,364,685	3,354,187
Claros Mortgage Trust, Inc.
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/26	3,457,870	3,259,043
Aretec Group, Inc.
due 08/09/30	3,200,000	3,147,424
Franchise Group, Inc.
10.44% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26	3,995,519	2,972,666
Alter Domus
8.81% (3 Month SOFR + 3.50%, Rate Floor: 3.50%) due 02/17/28	2,730,000	2,726,588
Apex Group Treasury LLC
10.40% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 07/27/28†††	2,034,625	2,032,082
Jones Deslauriers Insurance Management, Inc.
9.62% (6 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/15/30	1,850,000	1,852,313
Nexus Buyer LLC
9.20% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,736,250	1,715,363
Cobham Ultra SeniorCo SARL
9.36% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/06/29	1,732,566	1,699,214
Sandy Bidco BV
7.88% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 08/17/29	EUR 1,100,000	1,176,638

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Financial – 3.3% (continued)
Saphilux SARL
10.14% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 07/18/28	1,150,000	$ 1,150,000
Global Blue Acquisition B.V.
due 11/13/30	EUR 1,000,000	1,072,284
Avison Young (Canada), Inc.
12.15% (3 Month Term SOFR + 6.50%, Rate Floor: 6.50%) due 01/31/26	2,305,623	688,805
Osaic Holdings, Inc.
9.85% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/28	200,000	200,062
Total Financial		51,889,277
Communications – 1.7%
FirstDigital Communications LLC
9.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/17/26†††	8,000,000	7,773,983
Syndigo LLC
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 12/15/27†††	4,485,000	4,328,025
Flight Bidco, Inc.
12.96% (1 Month Term SOFR + 7.50%, Rate Floor: 7.50%) due 07/23/26	3,715,000	3,605,890
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/23/25	429,648	421,515
Xplornet Communications, Inc.
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/02/28	4,557,000	2,836,733
Simon & Schuster
9.39% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/26/30	2,500,000	2,496,875
Conterra Ultra Broadband Holdings, Inc.
10.20% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/30/26	2,405,141	2,358,048
McGraw Hill LLC
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/28/28	980,000	961,272
Recorded Books, Inc.
9.60% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/29/25	486,483	485,671
Cengage Learning Acquisitions, Inc.
10.41% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/14/26	441,000	440,286
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/18/28	443,250	434,017
Total Communications		26,142,315
Basic Materials – 1.0%
Barentz Midco BV
9.74% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 11/30/27	3,210,376	3,154,194
Vector WP Holdco, Inc.
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/12/28	3,060,488	3,022,231
LTI Holdings, Inc.
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/24/26	2,957,938	2,761,975
Eden S.A.S.
8.60% (3 Month EURIBOR + 4.63%, Rate Floor: 4.63%) due 06/22/29	EUR 2,100,000	2,279,412

See notes to financial statements.

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 33.5% (continued)
Basic Materials – 1.0% (continued)
DCG Acquisition Corp.
9.95% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,923,769	$ 1,893,719
Arsenal AIC Parent LLC
9.85% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/19/30	900,000	899,811
NIC Acquisition Corp.
9.40% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/29/27	1,043,229	786,334
Pregis TopCo LLC
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/31/26	656,600	651,131
Schur Flexibles GmbH
9.59% (6 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 09/28/27	EUR 312,500	232,463
Vantage Specialty Chemicals, Inc.
10.08% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/26/26	125,000	116,688
Total Basic Materials		15,797,958
Energy – 0.8%
ANGL LLC
9.89% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	7,600,000	7,562,000
Par Petroleum LLC
9.74% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/28/30	3,880,500	3,869,169
Venture Global Calcasieu Pass LLC
8.07% (1 Month Term SOFR + 2.63%, Rate Floor: 2.63%) due 08/19/26	888,838	878,839
Permian Production Partners LLC
15.46% (1 Month Term SOFR + 8.00%, Rate Floor: 8.00%) (in-kind
rate was 2.00%) due 11/24/25[12]	375,455	358,559
Total Energy		12,668,567
Utilities – 0.1%
Franklin Energy (KAMC Holdings, Inc.)
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/14/26	1,584,000	1,341,870
Oregon Clean Energy LLC
9.24% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/01/26	793,871	780,971
EIF Channelview Cogeneration LLC
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/03/25	75,759	75,001
Total Utilities		2,197,842
Total Senior Floating Rate Interests
(Cost $540,340,426)		523,308,640
ASSET-BACKED SECURITIES†† – 18.0%
Collateralized Loan Obligations – 7.3%
Madison Park Funding LIII Ltd.
2022-53A E, 11.41% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%)
due 04/21/35◊,5	18,500,000	17,143,739

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Collateralized Loan Obligations – 7.3% (continued)
Palmer Square Loan Funding Ltd.
2022-1A D, 10.39% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%)
due 04/15/30◊,5	8,750,000	$ 8,359,529
2021-3A D, 10.68% (3 Month Term SOFR + 5.26%, Rate Floor: 5.26%)
due 07/20/29◊,5	7,000,000	6,839,792
2021-2A D, 10.63% (3 Month Term SOFR + 5.26%, Rate Floor: 5.26%)
due 05/20/29◊,5	2,000,000	1,941,592
CIFC Funding Ltd.
2021-4RA DR, 12.66% (3 Month Term SOFR + 7.26%, Rate Floor: 7.00%)
due 01/17/35◊,5	11,000,000	10,667,704
2022-3A E, 12.68% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%)
due 04/21/35◊,5	2,000,000	1,995,826
Boyce Park CLO Ltd.
2022-1A E, 11.66% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/21/35◊,5	10,000,000	9,288,481
Fortress Credit Opportunities IX CLO Ltd.
2021-9A DR, 9.61% (3 Month Term SOFR + 4.21%, Rate Floor: 3.95%)
due 10/15/33◊,5	8,000,000	7,134,999
Fontainbleau Vegas
10.97% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%)
due 01/31/26◊,†††	5,936,056	5,936,056
9.97% (1 Month Term SOFR +5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	103,818	–
Cerberus Loan Funding XLII LLC
2023-3A C, 9.58% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%)
due 09/13/35◊,5	5,750,000	5,748,644
Carlyle Global Market Strategies
2022-1A E, 12.74% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%)
due 04/15/35◊,5	5,500,000	5,403,704
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 11.64% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/14/35◊,5	4,250,000	4,065,145
ACRES Commercial Realty Ltd.
2021-FL2 C, 8.09% (1 Month Term SOFR + 2.76%, Rate Floor: 2.76%)
due 01/15/37◊,5	1,750,000	1,630,994
2021-FL2 D, 8.54% (1 Month Term SOFR + 3.21%, Rate Floor: 3.21%)
due 01/15/37◊,5	1,750,000	1,603,191
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[5,13]	3,650,000	2,882,701
2013-1A INC, due 10/15/30[5,13]	3,000,000	113,400
ABPCI Direct Lending Fund CLO II LLC
2021-1A DR, 10.18% (3 Month Term SOFR + 4.76%, Rate Floor: 4.50%)
due 04/20/32◊,5	3,000,000	2,839,177
KREF Ltd.
2021-FL2 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%)
due 02/15/39◊,5	2,850,000	2,638,911

See notes to financial statements.

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Collateralized Loan Obligations – 7.3% (continued)
Cerberus Loan Funding XL LLC
2023-1A D, 11.79% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%)
due 03/22/35◊,5	2,500,000	$ 2,502,021
LCCM Trust
2021-FL2 C, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%)
due 12/13/38◊,5	2,600,000	2,386,230
FS Rialto Issuer LLC
2022-FL6 C, 9.56% (1 Month Term SOFR + 4.23%, Rate Floor: 4.23%)
due 08/17/37◊,5	2,250,000	2,240,408
Golub Capital Partners CLO 49M Ltd.
2021-49A D, 9.53% (3 Month Term SOFR + 4.11%, Rate Floor: 4.11%)
due 08/26/33◊,5	2,250,000	2,028,488
Carlyle US CLO Ltd.
2022-4A DR, 11.99% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%)
due 04/15/35◊,5	2,000,000	1,890,236
FS Rialto
2021-FL2 C, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%)
due 05/16/38◊,5	1,400,000	1,320,787
Diamond CLO Ltd.
2018-1A D, 9.37% (3 Month Term SOFR + 3.96%, Rate Floor: 3.70%)
due 07/22/30◊,5	1,216,416	1,213,433
Dryden 50 Senior Loan Fund
2017-50A SUB, due 07/15/30[5,13]	3,555,000	1,072,188
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[5,13]	2,600,000	630,500
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[5,13]	1,153,846	439,535
KVK CLO Ltd.
2013-1A SUB, due 01/14/28[5,13]	2,300,000	387,679
Dryden Senior Loan Fund
due 01/15/31[13]	2,998,799	310,286
A10 Permanent Asset Financing LLC
2017-II C1, 6.24% (WAC) due 06/15/51◊,5	250,000	159,372
Dryden 41 Senior Loan Fund
2015-41A SUB, due 04/15/31[5,13]	1,850,000	142,548
Marathon CLO V Ltd.
2013-5A SUB, due 11/21/27[5,13]	3,566,667	124,833
Dryden 37 Senior Loan Fund
2015-37A SUB, due 01/15/31[5,13]	1,050,000	108,644
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[5,13]	2,923,125	80,152
Atlas Senior Loan Fund IX Ltd.
2018-9A SUB, due 04/20/28[5,13]	2,600,000	61,903

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Collateralized Loan Obligations – 7.3% (continued)
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[5,13]	1,500,000	$ 38,778
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[5,13]	814,751	3,178
West CLO Ltd.
2013-1A SUB, due 11/07/25[5,13]	1,350,000	135
Total Collateralized Loan Obligations		113,374,919
Transport-Aircraft – 4.2%
Sprite Ltd.
2021-1, 3.75% due 11/15/46[5]	12,212,942	11,192,794
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[5,6]	9,835,194	8,843,609
2019-1, 5.19% due 12/15/44[5,6]	1,444,220	1,184,260
AASET Trust
2021-2A, 2.80% due 01/15/47[5]	3,854,325	3,300,073
2020-1A, 3.35% due 01/16/40[5]	2,134,003	1,867,214
2019-2, 4.46% due 10/16/39[5]	3,524,131	1,550,747
2020-1A, 4.34% due 01/16/40[5]	1,111,510	614,130
2019-1, 3.84% due 05/15/39[5]	727,500	545,632
Project Silver
2019-1, 3.97% due 07/15/44[5]	8,340,925	6,923,218
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	6,797,154	5,709,879
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[5]	4,298,798	3,622,759
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[5]	4,136,430	3,538,799
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[5]	3,456,734	2,845,085
Start Ltd.
2018-1, 4.09% due 05/15/43[5]	1,807,509	1,613,473
2018-1, 5.32% due 05/15/43[5]	1,425,831	1,222,679
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[5]	1,462,023	1,332,844
2019-1A, 3.97% due 04/15/39[5]	1,326,469	1,160,704
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[5]	2,752,993	2,481,630
Start II Ltd.
2019-1, 4.09% due 03/15/44[5]	1,994,360	1,800,089
WAVE LLC
2019-1, 3.60% due 09/15/44[5]	1,962,511	1,609,357
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[5]	1,694,674	1,211,760

See notes to financial statements.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Transport-Aircraft – 4.2% (continued)
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[5]	752,954	$ 681,392
2017-1, 6.30% due 02/15/42[5]	569,372	495,071
MAPS Ltd.
2019-1A, 4.46% due 03/15/44[5]	535,226	475,061
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]	328,240	292,206
Castlelake Aircraft Securitization Trust
2014-1, due 12/31/30†††	3,054,105	109,849
Total Transport-Aircraft		66,224,314
Financial – 2.3%
Thunderbird A
5.50% due 03/01/37†††	11,890,013	10,922,877
Lightning A
5.50% due 03/01/37†††	11,712,654	10,759,944
Ceamer Finance LLC
6.92% due 11/15/37†††	3,866,541	3,694,680
3.69% due 03/24/31†††	3,315,370	3,073,335
KKR Core Holding Company LLC
4.00% due 08/12/31†††	2,829,763	2,486,373
Thunderbird B
7.50% due 03/01/37†††	1,514,294	1,376,918
Lightning B
7.50% due 03/01/37†††	1,491,706	1,356,379
Nassau LLC
2019-1, 3.98% due 08/15/34[5]	1,089,509	1,035,576
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	792,617	754,790
Total Financial		35,460,872
Infrastructure – 1.6%
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[5]	11,000,000	10,132,956
2021-1, 4.46% due 11/20/51[5]	5,250,000	4,375,433
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[5]	8,000,000	6,768,341
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[5]	1,850,000	1,594,878
Aligned Data Centers Issuer LLC
2021-1A, 2.48% due 08/15/46[5]	1,500,000	1,295,006
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[5]	1,000,000	934,210
Total Infrastructure		25,100,824

See notes to financial statements.

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SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Whole Business – 1.0%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[5]	8,217,000	$ 7,720,595
TSGE
2017-1, 6.25% due 09/25/31†††	4,482,557	3,716,672
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[5]	1,968,000	1,817,045
Sonic Capital LLC
2020-1A, 3.85% due 01/20/50[5]	1,209,375	1,111,969
2020-1A, 4.34% due 01/20/50[5]	774,000	687,814
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[5]	98,500	86,817
Total Whole Business		15,140,912
Net Lease – 0.8%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[5]	7,110,000	5,792,083
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[5]	3,693,063	3,411,315
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[5]	3,343,021	3,297,288
Total Net Lease		12,500,686
Single Family Residence – 0.7%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[5]	3,200,000	3,016,066
2020-SFR2, 4.00% due 10/19/37[5]	3,050,000	2,798,513
2020-SFR2, 4.50% due 10/19/37[5]	3,000,000	2,761,528
2020-SFR2, 3.37% due 10/19/37[5]	1,900,000	1,730,024
Total Single Family Residence		10,306,131
Insurance – 0.1%
CHEST
7.13% due 03/15/43†††	1,500,000	1,464,427
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[10]	289,945	252,212
Total Insurance		1,716,639

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Collateralized Debt Obligations – 0.0%
Anchorage Credit Funding 4 Ltd.
2021-4A CR, 3.52% due 04/27/39[5]	1,000,000	$ 825,882
Transport-Rail – 0.0%
Trinity Rail Leasing, LP
2009-1A, 6.66% due 11/16/39[5]	103,243	103,104
Total Asset-Backed Securities
(Cost $299,752,584)		280,754,283
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 8.2%
Government Agency – 5.0%
Freddie Mac
3.00% due 08/01/52[1]	12,863,513	10,931,905
3.00% due 06/01/52[1]	12,820,305	10,876,534
5.00% due 09/01/52[1]	5,705,408	5,500,176
4.00% due 05/01/52[1]	5,422,745	4,947,568
4.00% due 06/01/52[1]	4,694,150	4,297,212
4.00% due 08/01/52[1]	1,745,876	1,610,507
Fannie Mae
4.00% due 06/01/52[1]	7,014,734	6,433,036
4.00% due 07/01/52[1]	6,549,170	6,034,014
5.00% due 08/01/53[1]	5,910,977	5,692,110
5.00% due 09/01/52[1]	2,177,183	2,098,867
5.00% due 06/01/53[1]	1,978,004	1,905,019
4.00% due 05/01/52[1]	1,702,150	1,551,781
Uniform MBS 30 Year
due 09/14/53◊	19,432,773	16,382,838
Total Government Agency		78,261,567
Residential Mortgage-Backed Securities – 2.1%
LSTAR Securities Investment Ltd.
2023-1, 8.85% (SOFR + 3.50%, Rate Floor: 0.00%) due 01/01/28◊,5	6,888,647	6,836,416
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 08/01/32◊,5	3,800,000	3,444,281
Carrington Mortgage Loan Trust Series
2006-NC5, 5.61% (1 Month Term SOFR + 0.26%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	3,931,175	3,253,472
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,10	3,400,000	2,740,282

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SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 8.2% (continued)
Residential Mortgage-Backed Securities – 2.1% (continued)
New Residential Mortgage Loan Trust
2022-NQM5, 6.50% due 11/25/52[5,6]	2,141,503	$ 2,113,132
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 5.63% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%)
due 07/25/47◊	1,620,287	1,121,930
2007-HE4, 5.71% (1 Month Term SOFR + 0.36%, Rate Floor: 0.36%)
due 07/25/47◊	914,234	518,907
2007-HE2, 5.65% (1 Month Term SOFR + 0.30%, Rate Floor: 0.30%)
due 04/25/37◊	1,349,830	467,338
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[5,6]	2,014,220	1,955,570
Lehman XS Trust Series
2006-18N, 5.82% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%)
due 12/25/36◊	1,912,924	1,804,577
BRAVO Residential Funding Trust
2022-NQM3, 5.50% (WAC) due 07/25/62◊,5	1,627,746	1,596,793
PRPM LLC
2023-1, 6.88% (WAC) due 02/25/28◊,5	1,584,888	1,585,921
PRKCM Trust
2022-AFC2, 6.14% (WAC) due 08/25/57◊,5	1,215,441	1,189,287
OBX Trust
2022-NQM8, 6.10% due 09/25/62[5,6]	1,086,888	1,062,739
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[5,6]	1,046,498	1,040,832
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 5.59% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%)
due 12/25/36◊	1,429,838	831,840
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,5	761,591	754,252
Total Residential Mortgage-Backed Securities		32,317,569
Military Housing – 0.6%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.94% (WAC) due 11/25/52◊,10	3,390,490	2,950,329
2015-R1, 0.70% (WAC) due 11/25/55◊,5,14	39,817,782	2,507,453
2015-R1, 0.70% (WAC) due 11/25/52◊,5,14	31,783,824	1,818,146
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52†††,5	1,513,474	1,285,133
2007-AET2, 6.06% due 10/10/52†††,5	455,104	418,966
Total Military Housing		8,980,027
Commercial Mortgage-Backed Securities – 0.5%
BX Commercial Mortgage Trust
2021-VOLT, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%)
due 09/15/36◊,5	3,743,000	3,550,355

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 8.2% (continued)
Commercial Mortgage-Backed Securities – 0.5% (continued)
BX Trust
2023-DELC, 8.66% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%)
due 05/15/38◊,5	2,750,000	$ 2,751,719
GS Mortgage Securities Corporation Trust
2020-DUNE, 7.95% (1 Month Term SOFR + 2.61%, Rate Floor: 2.50%)
due 12/15/36◊,5	2,000,000	1,907,595
Total Commercial Mortgage-Backed Securities		8,209,669
Total Collateralized Mortgage Obligations
(Cost $132,309,558)		127,768,832
U.S. GOVERNMENT SECURITIES†† – 1.0%
U.S. Treasury Bonds
due 08/15/51[1,15,16]	32,650,000	9,503,690
due 05/15/44[1,15,16]	5,030,000	1,915,485
due 11/15/44[1,15,16]	5,030,000	1,870,898
due 02/15/46[15,16]	5,060,000	1,779,261
Total U.S. Government Securities
(Cost $20,829,125)		15,069,334
U.S. TREASURY BILLS†† – 0.2%
U.S. Treasury Bills
5.31% due 12/28/23[17]	3,490,000	3,476,164
5.09% due 02/01/24[17]	230,000	227,917
Total U.S. Treasury Bills
(Cost $3,704,011)		3,704,081
CONVERTIBLE BONDS†† – 0.2%
Consumer, Non-cyclical – 0.1%
Block, Inc.
due 05/01/26[15]	2,840,000	2,442,400
Communications – 0.1%
Cable One, Inc.
due 03/15/26[15]	1,250,000	1,037,500
Total Convertible Bonds
(Cost $3,628,085)		3,479,900
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	4,150,000	2,549,703
Total Foreign Government Debt
(Cost $4,124,491)		2,549,703

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 0.0%
Oklahoma – 0.0%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	$ 351,337
Total Municipal Bonds
(Cost $400,000)		351,337
SENIOR FIXED RATE INTERESTS†† – 0.0%
Industrial – 0.0%
Schur Flexibles GmbH
13.41% due 09/30/26	EUR 163,951	170,448
9.59% due 09/30/26	EUR 113,552	118,051
13.27% due 09/30/26	EUR 28,981	30,130
Total Senior Fixed Rate Interests
(Cost $311,884)		318,629
	Notional
	Value
OTC OPTIONS PURCHASED†† – 0.0%
Call Options on:
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring
June 2024 with strike price of $0.10	USD 44,500,000	79,506
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring
June 2024 with strike price of $0.10	USD 41,200,000	73,610
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 40,800,000	72,896
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring
June 2024 with strike price of $0.10	USD 20,600,000	36,805
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP
Expiring December 2023 with strike price of $0.10	USD 41,200,000	1,511
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD 41,200,000	1,511
Goldman Sachs International 10Y-2Y SOFR CMS CAP
Expiring December 2023 with strike price of $0.20	USD 44,500,000	1,632
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring
December 2023 with strike price of $0.20	USD 20,200,000	741
Total OTC Options Purchased
(Cost $1,257,721)		268,212
Total Investments – 130.1%
(Cost $2,182,345,685)		$ 2,029,916,560

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

Contracts		Value
LISTED OPTIONS WRITTEN† – (0.1)%
Call Options on:
S&P 500 Index Expiring December 2023 with strike price of $4,550.00 (Notional Value $1,831,670)	4	$ (16,215)
S&P 500 Index Expiring December 2023 with strike price of $4,555.00 (Notional Value $456,780)	1	(3,390)
S&P 500 Index Expiring December 2023 with strike price of $4,540.00 (Notional Value $456,780)	1	(4,060)
S&P 500 Index Expiring December 2023 with strike price of $4,560.00 (Notional Value $456,780)	1	(4,510)
S&P 500 Index Expiring December 2023 with strike price of $4,500.00 (Notional Value $913,560)	2	(11,785)
S&P 500 Index Expiring December 2023 with strike price of $4,515.00 (Notional Value $456,780)	1	(5,500)
S&P 500 Index Expiring December 2023 with strike price of $4,510.00 (Notional Value $456,780)	1	(5,695)
S&P 500 Index Expiring December 2023 with strike price of $4,500.00 (Notional Value $456,780)	1	(6,670)
SPDR S&P 500 ETF Trust Expiring December 2023 with strike price of $451.00
(Notional Value $1,004,080)	22	(17,787)
S&P 500 Index Expiring December 2023 with strike price of $4,565.00 (Notional Value $33,344,940)	73	(333,975)
NASDAQ-100 Index Expiring December 2023 with strike price of $16,030.00
(Notional Value $33,490,527)	21	(349,230)
Russell 2000 Index Expiring December 2023 with strike price of $1,815.00
(Notional Value $33,285,968)	184	(495,880)
Total Listed Options Written
(Premiums received $1,312,557)		(1,248,027)
Other Assets & Liabilities, net – (30.0)%		(467,820,714)
Total Net Assets – 100.0%		$ 1,560,847,819

FUTURES CONTRACTS
				Value and
	Number of	Expiration	Notional	Unrealized
Description	Contracts	Date	Amount	Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	30	Dec 2023	$6,862,125	$367,452

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††

			Protection					Upfront
			Premium	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
BofA Securities,	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR $63,300,000	$(1,174,827)	$(328,523)	$(846,304)
Inc.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

		Floating	Floating						Upfront
		Rate	Rate	Fixed	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	Paid	Depreciation**
BofA Securities,	CME	Pay	U.S. Secured	2.78%	Annually	07/18/27	$143,900,000	$(6,488,012)	$686	$(6,488,698)
Inc.			Overnight
Financing Rate

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Barclays Bank plc	GBP	Buy	2,005,000	2,497,811 USD	12/18/23	$ 33,573
Barclays Bank plc	EUR	Buy	25,000	27,153 USD	12/18/23	81
Barclays Bank plc	EUR	Sell	2,055,000	2,238,413 USD	12/18/23	(219)
Bank of America, N.A.	CAD	Sell	2,902,000	2,119,743 USD	12/18/23	(20,203)
JPMorgan Chase Bank, N.A.	EUR	Sell	66,090,000	71,969,234 USD	12/18/23	(26,438)
JPMorgan Chase Bank, N.A.	GBP	Sell	17,810,000	22,266,673 USD	12/18/23	(219,081)
						$(232,287)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at November 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2023, the total value of segregated securities was $622,171,296.
2	Special Purpose Acquisition Company (SPAC).
3	Affiliated issuer.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $825,837,687 (cost $902,679,939), or 52.9% of total net assets.
6	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2023. See table below for additional step information for each security.
7	Rate indicated is the 7-day yield as of November 30, 2023.

See notes to financial statements.

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

8	Variable rate security. Rate indicated is the rate effective at November 30, 2023. The rate is linked to the volatility-adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed Accounts Platform LXXIX Limited.
9	Perpetual maturity.
10	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $8,751,372 (cost $12,412,121), or 0.6% of total net assets —See Note 12.
11	Security is in default of interest and/or principal obligations.
12	Payment-in-kind security.
13	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
14	Security is an interest-only strip.
15	Zero coupon rate security.
16	Security is a principal-only strip.
17	Rate indicated is the effective yield at the time of purchase.
BofA	Bank of America
CAD	Canadian Dollar
CME	Chicago Mercantile Exchange
CMS	Constant Maturity Swap
EUR	Euro EURIBOR European Interbank Offered Rate
GBP	British Pound
ICE	Intercontinental Exchange
ITRAXX.EUR.38.V1	iTraxx Europe Series 38 Index Version 1
LIBOR	London Interbank Offered Rate
plc	Public Limited Company PPV Public-Private Venture
REIT	Real Estate Investment Trust
SARL	Société à Responsabilité Limitée
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

Country Diversification

% of Long-Term
Country	Investments
United States	96.6%
Bermuda	1.6%
Ireland	0.8%
Switzerland	0.3%
Netherlands	0.2%
Jersey	0.1%
Liberia	0.1%
Other	0.3%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2023 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 108,892,106	$ 3,441,338	$ 1,045,458	$ 113,378,902
Preferred Stocks	—	93,493,687	11,121,072	104,614,759
Warrants	2,804	—	12	2,816
Exchange-Traded Funds	50,963,682	—	—	50,963,682
Closed-End Mutual Funds	40,241,327	—	—	40,241,327
Money Market Funds	27,038,746	—	—	27,038,746
Corporate Bonds	—	702,293,922	33,809,455	736,103,377
Senior Floating Rate Interests	—	415,034,148	108,274,492	523,308,640
Asset-Backed Securities	—	235,101,983	45,652,300	280,754,283
Collateralized Mortgage Obligations	—	126,064,733	1,704,099	127,768,832
U.S. Government Securities	—	15,069,334	—	15,069,334
U.S. Treasury Bills	—	3,704,081	—	3,704,081
Convertible Bonds	—	3,479,900	—	3,479,900
Foreign Government Debt	—	2,549,703	—	2,549,703
Municipal Bonds	—	351,337	—	351,337
Senior Fixed Rate Interests	—	318,629	—	318,629
Options Purchased	—	268,212	—	268,212
Equity Futures Contracts**	367,452	—	—	367,452
Forward Foreign Currency Exchange Contracts**	—	33,654	—	33,654
Total Assets	$ 227,506,117	$1,601,204,661	$201,606,888	$2,030,317,666

See notes to financial statements.

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$1,248,027	$—	$—	$ 1,248,027
Credit Default Swap Agreements**	—	846,304	—	846,304
Interest Rate Swap Agreements**	—	6,488,698	—	6,488,698
Forward Foreign Currency Exchange Contracts**	—	265,941	—	265,941
Unfunded Loan Commitments (Note 11)	—	—	330,611	330,611
Total Liabilities	$1,248,027	$7,600,943	$330,611	$ 9,179,581

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investments by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $408,656,543 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	November 30, 2023	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 38,884,285	Yield Analysis	Yield	6.2%-13.0%	7.7%
Asset-Backed Securities	6,768,015	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Collateralized Mortgage	1,704,099	Option adjusted spread off	Broker Quote	—	—
Obligations		prior month end broker quote
Common Stocks	363,665	Enterprise Value	Valuation Multiple	2.9x-17.6x	10.5x
Common Stocks	341,710	Model Price	Purchase Price	—	—
Common Stocks	335,685	Yield Analysis	Yield	14.2%	—
Common Stocks	4,347	Model Price	Liquidation Value	—	—
Common Stocks	51	Third Party Pricing	Trade Price	—	—
Corporate Bonds	16,099,797	Option adjusted spread off prior	Broker Quote	—	—
		month end broker quote
Corporate Bonds	10,578,440	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	6,895,239	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	235,979	Model Price	Purchase Price	—	—
Preferred Stocks	9,640,300	Yield Analysis	Yield	6.8%	—
Preferred Stocks	959,954	Model Price	Purchase Price	—	—
Preferred Stocks	520,798	Enterprise Value	Valuation Multiple	5.1x	—
Preferred Stocks	20	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	61,160,022	Yield Analysis	Yield	10.3%-14.2%	11.7%
Senior Floating Rate Interests	31,135,062	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	12,640,417	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,078,000	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	1,234,540	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	1,026,451	Model Price	Market Comparable Yields	14.7%	—
Warrants	12	Model Price	Liquidation Value	—	—
Total Assets	$201,606,888
Liabilities:
Unfunded Loan Commitments	$ 330,611	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 81

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2023, the Fund had securities with a total value of $25,812,919 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $27,133,316 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2023:

	Assets								Liabilities
				Senior					Unfunded
		Collateralized		Floating					Loan
	Asset-Backed	Mortgage	Corporate	Rate		Common	Preferred	Total	Commit-
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Assets	ments
Beginning
Balance	$41,462,306	$1,885,323	$12,658,388	$105,421,682	$12	$ 763,367	$ 1,385,670	$163,576,748	$(345,330)
Purchases/
(Receipts)	7,624,910	—	3,800,000	26,536,400	—	335,685	10,000,000	48,296,995	(462,200)
(Sales, maturities
and paydowns)/
Fundings	(951,418)	(13,020)	(219,521)	(6,740,359)	—	—	—	(7,924,318)	345,029
Amortization of
premiums/
discounts	13,655	185	(167,217)	299,537	—	—	—	146,160	43,159
Total realized gains
(losses) included
in earnings	(2,222)	—	18,821	(169,291)	—	—	—	(152,692)	33,296
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	(1,560,721)	(168,389)	258,645	774,057	—	(53,594)	(265,606)	(1,015,608)	55,435
Transfers into
Level 3	—	—	17,460,339	8,351,572	—	—	1,008	25,812,919	—
Transfers out
of Level 3	(934,210)	—	—	(26,199,106)	—	—	—	(27,133,316)	—
Ending Balance	$45,652,300	$1,704,099	$33,809,455	$108,274,492	$12	$1,045,458	$11,121,072	$201,606,888	$(330,611)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3
securities still
held at
November 30,
2023	$ (1,533,095)	$ (168,389) $ 258,645		$ 289,901	$ –	$ (53,594) $ (265,606) $ (1,472,138)			$ 25,356

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd, which are scheduled to decrease.

	Coupon Rate at Next	Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate	Reset Date
Citigroup Mortgage Loan Trust 2022-A, 6.17%
due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19% due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
New Residential Mortgage Loan Trust 2022-NQM5,
6.50% due 11/25/52	7.50%	09/01/26	—	—
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended November 30, 2023, in which the company is an affiliated issuer, were as follows:

					Change in
					Unrealized
	Value			Realized	Appreciation	Value	Shares	Investment
Security Name	05/31/23	Additions	Reductions	Gain (Loss)	(Depreciation)	11/30/23	11/30/23	Income
Common Stocks
BP Holdco LLC *	$ 155,475	$—	$—	$—	$ (8,757)	$ 146,718	121,041	$ —
Closed-End Mutual Funds
Guggenheim Active
Allocation Fund	4,643,255	8,596,852	—	—	(187,107)	13,053,000	950,000	590,282
	$4,798,730	$8,596,852	$—	$—	$(195,864)	$13,199,718		$590,282

* Non-income producing security.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 83

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2023

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,168,926,999)	$2,016,716,842
Investments in affiliated issuers, at value (cost $13,418,686)	13,199,718
Foreign currency, at value	149,751
Segregated cash from broker	4,721,936
Cash	2,853,383
Unrealized appreciation on forward foreign currency exchange contracts	33,654
Due from adviser	2,646
Unamortized upfront premiums paid on interest rate swap agreements	686
Prepaid expenses	31,700
Receivables:
Interest	20,004,480
Investments sold	3,593,717
Fund shares sold	2,722,021
Dividends	589,487
Variation margin on credit default swap agreements	44,127
Variation margin on futures contracts	23,250
Tax reclaims	12,385
Total assets	2,064,699,783
LIABILITIES:
Reverse repurchase agreements (Note 7)	408,656,543
Borrowings (Note 8)	49,000,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $512,395)	330,611
Options written, at value (premiums received $1,312,557)	1,248,027
Unamortized upfront premiums received on credit default swap agreements	328,523
Unrealized depreciation on forward foreign currency exchange contracts	265,941
Interest due on borrowings	657,466
Segregated cash due to broker	6,235,865
Payable for:
Investments purchased	32,688,072
Variation margin on interest rate swap agreements	1,702,770
Investment advisory fees	1,618,220
Offering costs	767,119
Protection fees on credit default swap agreements	137,818
Professional fees	69,517
Trustees’ fees and expenses*	15,578
Other liabilities	129,894
Total liabilities	503,851,964
NET ASSETS	$1,560,847,819
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 129,852,127 shares issued and outstanding	$1,298,521
Additional paid-in capital	1,853,025,655
Total distributable earnings (loss)	(293,476,357)
NET ASSETS	$1,560,847,819
Shares outstanding ($0.01 par value with unlimited amount authorized)	129,852,127
Net asset value	$12.02

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

84 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2023
For the Six Months Ended November 30, 2023

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$69,729,466
Dividends from securities of unaffiliated issuers (net of foreign withholdings tax $545)	3,967,948
Dividends from securities of affiliated issuers	590,282
Miscellaneous income	193
Total investment income	74,287,889
EXPENSES:
Interest expense	11,538,846
Investment advisory fees	9,498,474
Professional fees	603,901
Administration fees	139,985
Fund accounting fees	117,461
Insurance	94,582
Printing fees	94,467
Trustees’ fees and expenses*	68,609
Custodian fees	65,480
Registration and filing fees	47,214
Transfer agent fees	11,163
Miscellaneous	7,588
Total expenses	22,287,770
Less:
Expenses waived by adviser	(72,412)
Net expenses	22,215,358
Net investment income	52,072,531
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,147,981)
Swap agreements	(2,109,138)
Futures contracts	(95,864)
Options purchased	(61,478)
Options written	(4,224,828)
Forward foreign currency exchange contracts	347,444
Foreign currency transactions	(464,050)
Net realized loss	(8,755,895)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	30,620,720
Investments in affiliated issuers	(195,864)
Swap agreements	(2,358,212)
Futures contracts	367,452
Options purchased	(601,068)
Options written	1,027,217
Forward foreign currency exchange contracts	(821,967)
Foreign currency translations	22,140
Net change in unrealized appreciation (depreciation)	28,060,418
Net realized and unrealized gain	19,304,523
Net increase in net assets resulting from operations	$71,377,054

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 85

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2023

	Six Months Ended
	November 30, 2023	Year Ended
	(Unaudited)	May 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$52,072,531	$84,370,795
Net realized gain/(loss) on investments	(8,755,895)	24,993,182
Net change in unrealized appreciation (depreciation)
on investments	28,060,418	(125,820,760)
Net increase (decrease) in net assets resulting from operations	71,377,054	(16,456,783)
DISTRIBUTIONS:
Distributions to shareholders	(135,483,665)	(104,801,272)
Return of capital	—*	(139,524,841)
Total distributions	(135,483,665)	(244,326,113)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	135,317,163	212,399,119
Capital contribution from adviser	—	216,351
Reinvestments of distributions	16,287,732	29,139,940
Common shares offering cost charged to paid-in-capital	(344,285)	106,199
Net increase in net assets resulting from shareholder transactions	151,260,610	241,861,609
Net increase (decrease) in net assets	87,153,999	(18,921,287)
NET ASSETS:
Beginning of period	1,473,693,820	1,492,615,107
End of period	$1,560,847,819	$1,473,693,820

* A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

See notes to financial statements.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2023
For the Six Months Ended November 30, 2023

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$71,377,054
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities:
Net change in unrealized (appreciation) depreciation on investments	$(30,424,856)
Net change in unrealized (appreciation) depreciation on options purchased	601,068
Net change in unrealized (appreciation) depreciation on options written	(1,027,217)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	821,967
Net realized loss on investments	2,147,981
Net realized loss on options purchased	61,478
Net realized loss on options written	4,224,828
Purchase of long-term investments	(350,127,022)
Proceeds from sale of long-term investments	155,159,545
Net purchases of short-term investments	(11,558,209)
Net accretion of bond discount and amortization of bond premium	(4,741,901)
Corporate actions and other payments	717,822
Premiums received on options written	51,690,981
Cost of closing options written	(56,762,699)
Commitment fees received and repayments of unfunded commitments	9,849
Increase in interest receivable	(2,347,301)
Decrease in dividends receivable	83,516
Decrease in investments sold receivable	17,965,484
Increase in due from adviser	(2,646)
Decrease in unamortized upfront premiums paid on interest rate swap agreements	95
Decrease in variation margin on credit default swap agreements receivable	4,934
Increase variation margin on futures contracts receivable	(23,250)
Decrease in prepaid expenses	88,515
Increase in tax reclaims receivable	(242)
Increase in investments purchased payable	15,941,519
Increase in interest due on borrowings	189,333
Decrease in professional fees payable	(52,623)
Increase in segregated cash due to broker	5,105,865
Decrease in investment advisory fees payable	(27,602)
Decrease in unamortized upfront premiums received on credit default swap agreements	(41,444)
Increase in protection fees on credit default swap agreements payable	610
Increase in variation margin on interest rate swap agreements payable	854,374
Decrease in trustees’ fees and expenses payable*	(10,310)
Increase in other liabilities	15,685
Net Cash Used in Operating Activities	$(130,084,819)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 87

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2023
For the Six Months Ended November 30, 2023

Cash Flows From Financing Activities:
Distributions to common shareholders	$(119,195,933)
Proceeds from the issuance of common shares	134,681,504
Proceeds from borrowings	9,000,000
Payments made on borrowings	(14,000,000)
Proceeds from reverse repurchase agreements	1,034,074,468
Payments made on reverse repurchase agreements	(914,917,720)
Net Cash Provided by Financing Activities	129,642,319
Net decrease in cash	(422,500)
Cash at Beginning of Period (including foreign currency)**	8,167,570
Cash at End of Period (including foreign currency)***	$7,725,070
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$6,254,178
Supplemental Disclosure of Non Cash Financing Activity:
Dividend reinvestment	$16,287,732

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $4,752,385 of segregated cash from broker for swap agreements and $518,416 of foreign currency.
***	Includes $4,721,936 of segregated cash from broker for swap agreements and $149,751 of foreign currency.

See notes to financial statements.

88 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2023

The information in this table for the fiscal years ended 2023, 2022, 2021, 2020 and 2019 is derived from the Fund’s financial statements and has been audited.

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2023	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of period	$12.34	$14.33	$17.05	$15.29	$17.91	$19.12
Income from investment operations:
Net investment income(a)	0.42	0.75	0.80	0.95	0.89	0.97
Net gain (loss) on investments (realized and unrealized)	0.35	(0.55)	(1.33)	3.00	(1.32)	0.01
Total from investment operations	0.77	0.20	(0.53)	3.95	(0.43)	0.98
Less distributions from:
Net investment income	(1.09)	(0.76)	(1.04)	(0.97)	(0.86)	(1.12)
Capital gains	—	(0.18)	(0.19)	—	—	(0.16)
Return of capital	—	(1.25)	(0.96)	(1.22)	(1.33)	(0.91)
Total distributions to shareholders	(1.09)	(2.19)	(2.19)	(2.19)	(2.19)	(2.19)
Net asset value, end of period	$12.02	$12.34	$14.33	$17.05	$15.29	$17.91
Market value, end of period	$13.33	$15.69	$17.92	$20.90	$16.20	$19.96
Total Return(b)
Net asset value	6.52%	2.09%(f)	(3.99%)	27.20%	(2.79%)	5.43%
Market value	(8.11%)	0.80%	(3.48%)	45.59%	(7.96%)	4.94%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 1,560,848	$ 1,473,694	$ 1,492,615	$ 878,041	$ 648,892	$ 641,825
Ratio to average net assets of:
Net investment income, including interest expense	6.92%	5.81%	4.75%	5.72%	5.29%	5.26%
Total expenses, including interest expense(c) (d)	2.96%	2.88%	1.83%	1.83%	1.21%	1.17%
Portfolio turnover rate	8%	26%	47%	64%	41%	38%
Senior Indebtedness
Total borrowings outstanding (in thousands)(g)	$457,657	$ 343,500	$ 128,000	$38,501	$19,300	N/A
Asset coverage per $1,000 of indebtedness(e)	$4,411	$5,290	$12,661	$23,806	$34,621	N/A

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 89

FINANCIAL HIGHLIGHTS continued	November 30, 2023

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$19.78	$17.50	$19.61	$20.56	$20.95
Income from investment operations:
Net investment income(a)	1.23	1.61	1.40	1.28	1.44
Net gain (loss) on investments (realized and unrealized)	0.30	2.86	(1.33)	(0.05)	0.35
Total from investment operations	1.53	4.47	0.07	1.23	1.79
Less distributions from:
Net investment income	(2.01)	(2.18)	(1.82)	(1.42)	(1.82)
Capital gains	(0.18)	(0.01)	(0.36)	(0.76)	(0.36)
Total distributions to shareholders	(2.19)	(2.19)	(2.18)	(2.18)	(2.18)
Net asset value, end of period	19.12	19.78	17.50	19.61	20.56
Market value, end of period	$21.29	$20.94	$17.61	$21.21	$21.83
Total Return(b)
Net asset value	8.02%	26.76%	0.80%	6.39%	9.20%
Market value	13.31%	33.33%	-6.07%	8.08%	10.71%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 530,250	$410,465	$ 310,246	$ 342,988	$ 318,001
Ratio to average net assets of:
Net investment income, including interest expense	6.27%	8.55%	7.79%	6.44%	7.07%
Total expenses, including interest expense(c) (d)	1.52%	2.35%	2.38%	2.16%	2.28%
Portfolio turnover rate	48%	41%	116%	86%	95%
Senior Indebtedness
Total borrowings outstanding (in thousands)	N/A	$16,705	$9,355	$45,489	$60,789
Asset coverage per $1,000 of indebtedness(e)	N/A	$25,571	$34,164	$8,540	$6,231

90 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2023

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, for the period ended November 30, 2023 and years ended May 31, the expense ratios would increase by:

November 30,
2023
(Unaudited)(h)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
0.07%	0.07%	0.06%	0.06%	0.09%	0.08%	0.00%*	0.00%*	0.00%*	0.02%	0.03%

(d)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2023 and the years ended May 31, would be:

November 30,
2023
(Unaudited)(h)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
1.41%	1.44%	1.51%	1.55%	1.17%	1.15%	1.33%	1.62%	1.74%	1.72%	1.78%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the year ended May 31, 2023, Asset Coverage is calculated by subtracting the Fund's total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund's total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(f)	The net increase from the payment by the Adviser totaling $216,351 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023.
(g)	Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.
(h)	Annualized.
*	Less than 0.01%.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2023

Note 1 – Organization

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed,

92 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities.

In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities. Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a

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valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service provider.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital,

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and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many loans and other similar debt obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” under the federal securities laws and, as a result, the Fund may not be entitled to rely on

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the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

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Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may di er from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for swap agreements. This amount is presented on the Statement of Assets and Liabilities as Segregated cash from broker.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written

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option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(l) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(m) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(n) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to

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restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

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Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$294,200,000	$19,450,000

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Use	Call		Put
Hedge, Income	$102,534,010		$–

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

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The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge, Index Exposure	$2,196,750	$–

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$143,900,000	$–

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps

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is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund if it is selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Hedge, Index exposure	$–	$63,300,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

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The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Use	Purchased		Sold
Hedge	$507,122		$83,985,210

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate option contracts	Investment in unaffiliated	Options written, at value
issuers, at value
Currency forward contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign	on forward foreign
	currency exchange	currency exchange
	contracts	contracts
Credit/Interest rate swap agreements	Unamortized upfront	Unamortized upfront
	premiums paid on interest	premiums received on credit
	rate swap agreements	default swap agreements
	Variation margin on credit	Variation margin on interest
	default swap agreements	rate swap agreements
Equity futures contracts	Variation margin on futures contracts	—

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The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2023:

		Asset Derivative Investments Value
					Forward
	Swaps	Swaps	Options	Options	Foreign	Total
Futures	Interest	Credit	Purchased	Purchased	Currency	Value at
Equity	Rate	Default	Equity	Interest Rate	Exchange	November 30,
Risk*	Risk	Risk	Risk	Risk	Risk	2023
$367,452	$—	$—	$—	$268,212	$33,654	$669,318

		Liability Derivative Investments Value
					Forward
	Swaps	Swaps	Options	Options	Foreign	Total
Futures	Interest	Credit	Written	Written	Currency	Value at
Equity	Rate	Default	Equity	Interest Rate	Exchange	November 30,
Risk*	Risk	Risk	Risk	Risk	Risk	2023
$—	$6,488,698	$846,304	$1,248,027	$—	$265,941	$8,848,970

*	Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Fund’s Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Credit/Interest rate swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements
Equity/Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written
Equity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation
(depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations

Forward
	Swaps	Swaps	Options	Options	Foreign
Futures	Interest	Credit	Written	Purchased	Currency
Equity	Rate	Default	Equity	Equity	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$(95,864)	$(1,802,665)	$(306,473)	$(4,224,828)	$(61,478)	$347,444	$(6,143,864)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

				Options	Forward
	Swaps	Swaps	Options	Purchased	Foreign
Futures	Interest	Credit	Written	Interest	Currency
Equity	Rate	Default	Equity	Rate	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$367,452	$(1,812,822)	$(545,390)	$1,027,217	$(601,068)	$(821,967)	$(2,386,578)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers.

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Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/

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or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Forward foreign
currency
exchange
contracts	$33,654	$—	$33,654	$(219)	$—	$ 33,435
Options
purchased
contracts	268,212	—	268,212	(20,203)	(156,259)	91,750

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward foreign
currency
exchange
contracts	$ 265,941	$—	$265,941	$(20,422)	$—	$ 245,519
Reverse
Repurchase
Agreements	408,656,543	—	408,656,543	(408,656,543)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Reverse repurchase agreements	$—	$ 416,000
BofA Securities, Inc.	Credit default swap agreements,
	interest rate swap agreements	4,721,936	112,725
Canadian Imperial Bank
of Commerce	Reverse repurchase agreements, options	—	3,873,000
Citigroup	Reverse repurchase agreements, options	—	1,403,994
Goldman Sachs International	Options	—	310,000
Morgan Stanley Capital
Services LLC	Options	—	120,146
		$4,721,936	$ 6,235,865

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.50% of the Fund’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Fund’s Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in

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effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2023, the Adviser waived $72,412 related to investments by the Fund in such funds.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

On November 11, 2022, the Fund received a one-time payment from the Adviser for $216,351 relating to an operational issue. This amount is included in Capital contribution from adviser on the Fund’s Statements of Changes in Net Assets and the impact of this amount to total return at NAV is included within the Financial Highlights.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs

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will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2023, the average daily balance for which reverse

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repurchase agreements were outstanding amounted to $346,840,860. The weighted average interest rate was 5.52%. As of November 30, 2023, there was $408,656,543 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2023, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date	Face Value
Bank of Montreal	5.45%*	Open Maturity	$ 1,098,364
Barclays Capital, Inc.	5.55% - 5.60%*	Open Maturity	2,228,766
BofA Securities, Inc.	5.35% - 5.52%*	Open Maturity	22,588,752
Canadian Imperial Bank of Commerce	5.80%	01/22/24	115,272,647
Canadian Imperial Bank of Commerce	5.54% - 5.69%*	Open Maturity	39,717,505
Citigroup Global Markets, Inc.	5.45% - 5.48%*	Open Maturity	56,497,253
Goldman Sachs & Co. LLC	(2.75%) - 5.65%*	Open Maturity	114,422,936
J.P. Morgan Securities LLC	5.35% - 5.48%*	Open Maturity	16,554,563
RBC Capital Markets LLC	5.35% - 5.70%*	Open Maturity	40,275,757
			$ 408,656,543

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2023.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2023, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
Asset Type	Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$221,919,818	$—	$115,272,648	$—	$337,192,466
Federal Agency Notes	13,868,461	—	—	—	13,868,461
Mortgage-Backed Securities	57,595,616	—	—	—	57,595,616
Total reverse repurchase
agreements	$293,383,895	$—	$115,272,648	$—	$408,656,543
Gross amount of recognized
liabilities for reverse
repurchase agreements	$293,383,895	$—	$115,272,648	$—	$408,656,543

Note 8 – Borrowings

The Fund has entered into a $400,000,000, with the right to request an increase to $800,000,000, credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Under the most recent amended terms, the interest rate on the amount borrowed is based on the Secured Overnight Financing Rate (“SOFR”) plus 0.75%, 0.80%, or 0.85% depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of November 30, 2023, there was $49,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period was $49,475,410 with a related average interest rate of 6.08%. The maximum amount outstanding

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during the period was $52,000,000. As of November 30, 2023, the total value of securities segregated and pledged as collateral in connection with borrowings was $158,066,496.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At November 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$2,183,273,919	$51,826,038	$(213,631,261)	$(161,805,223)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

As of May 31, 2023, (the most recent fiscal year end for U.S. federal tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ —	$ —	$(207,486,251)	$(21,883,495)	$(229,369,746)

For the year ended May 31, 2023, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$84,848,300	$19,952,972	$139,524,841	$244,326,113

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$350,127,022	$155,159,545

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended November 30, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2023. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2023, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $464,104,799.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

The unfunded loan commitments as of November 30, 2023, were as follows:

Borrower	Maturity Date	Face Amount*	Value
AI Aqua Culligan	07/30/28	3,750,000	$37,500
Avalara, Inc.	10/19/28	700,000	8,225
Care BidCo	05/04/28	EUR 1,000,000	64,136
Checkers Holdings, Inc.	06/16/27	139,346	—
Finastra USA, Inc.	09/13/29	295,936	35,242
Galls LLC	01/31/24	66,025	1,651
Higginbotham Insurance Agency, Inc.	11/25/28	1,394,476	13,192
Lightning A	03/01/37	9,487,346	–
Lightning B	03/01/37	1,208,294	–
Orion Group	03/19/27	734,739	19,956
Polaris Newco LLC	06/04/26	896,000	56,245
Schur Flexibles GmbH	09/30/26	EUR 85,220	4,175
Shaw Development LLC	10/30/29	531,915	10,488
SHO Holding I Corp.	04/27/24	16,000	5,160
Thunderbird A	03/01/37	9,309,987	–
Thunderbird B	03/01/37	1,185,706	–
TK Elevator Midco GmbH	01/29/27	EUR 1,270,479	74,641
			$330,611

* The face amount is denominated in U.S. dollars unless otherwise indicated.

EUR – Euro

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	$ 777,850	$235,977
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49	05/05/15	2,739,941	2,559,232
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46	08/09/19	283,529	252,212
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37[2]	09/23/22	2,878,721	2,740,282
Freddie Mac Military Housing Bonds
Resecuritization Trust Certificates 2015-R1, 5.94%
(WAC) due 11/25/52[2]	09/10/19	3,390,490	2,950,329
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	2,341,590	13,340
		$ 12,412,121	$8,751,372

[1]	Security is in default of interest and/or principal obligations.
[2]	Variable rate security. Rate indicated is the rate effective at November 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 129,852,127 shares issued and outstanding as of November 30, 2023.

Transactions in common shares were as follows:

	Period Ended	Year Ended
	November 30, 2023	May 31, 2023
Beginning shares	119,342,322	104,149,415
Shares issued through at-the-market offering	9,123,815	13,169,105
Shares issued through dividend reinvestment	1,385,990	2,023,802
Ending shares	129,852,127	119,342,322

On September 20, 2021, the Fund’s current shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $700,000,000 of common shares. The Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. on September 20, 2021, as amended, to offer and sell common shares having an aggregated initial offering price of up to $374,537,331, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On March 24, 2023, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $330,024,727, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.

As of November 30, 2023, up to $159,701,728 remained available under the at-the-market sales agreement. For the period ended November 30, 2023, the Fund paid no offering costs associated with the at-the market offering, but may be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

A portion of the proceeds of the foregoing offering is usually used to pay distributions and may be a return of capital. If the Fund does not conduct such offering, it may not be able to maintain distributions at historical levels. There is no guarantee that the Fund will sell all of the common shares available for sale under its shelf registration statement or that there will be any sales of common shares thereunder and, from time to time, the Fund may be unable to sell its common shares under its shelf registration statement.

Note 14 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on various market and other economic conditions), changes in inflation rates or

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 15 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

116 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	November 30, 2023

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2023.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 117

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2007	Current: Private Investor (2001-present).	154	Current: Advent Convertible and
(1951)	Chair of the	(Trustee)			Income Fund (2005-present); Purpose
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee	Valuation	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Guggenheim Energy & Income
		Oversight			Fund (2015-2023); Fiduciary/Claymore
		Committee)			Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present);	153	Current: Bowhead Insurance GP, LLC
(1959)			Member, Board of Directors, Mutual Fund Directors Forum (2022-present).		(2020-present); Hunt Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).

118 lGOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment	153	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	adviser) (1996-present); CEO, Lydon Media (2016-present); Vice		(GROW) (1995-present); The 2023 ETF
	Contracts	Since 2020	Chairman, VettaFi, a wholly owned subsidiary of The TMX Group		Series Trust (4) (2023-present); The
	Review	(Chair of the	(financial advisor content, research, index and digital distribution		2023 ETF Series Trust II (1)
	Committee	Contracts	provider) (2022-present).		(2023-present).
Review
		Committee)	Former: CEO, ETF Flows, LLC (financial advisor education and research		Former: Guggenheim Energy &
			provider) (2019-2023); Director, GDX Index Partners, LLC (index provider)		Income Fund (2019-2023); Fiduciary/
			(2021-2023).		Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); Harvest Volatility Edge
Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2007	Current: Of Counsel, Momkus LLP (law firm) (2016-present).	154	Current: Advent Convertible and
(1953)	Chair of the				Income Fund (2003-present); PPM
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016);		Funds (2) (2018-present); Endeavor
	Governance		Executive Vice President, General Counsel, and Corporate Secretary,		Health (2012-present).
	Committee		Van Kampen Investments (1982-1999).
Former: Guggenheim Energy &
Income Fund (2015-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2004-2022); Guggenheim Enhanced
Equity Income Fund (2005-2021);
Guggenheim Credit Allocation Fund
(2013-2021); Western Asset Inflation-
Linked Opportunities & Income Fund
(2004-2020); Western Asset Inflation-
Linked Income Fund (2003-2020).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 119

OTHER INFORMATION (Unaudited) continued	November 30, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:

Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	153	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee	(Chair of the	Mortenson-Companies, Inc. (construction and real estate development		Trust (14) (2018-present).
		Audit	company) (2007-2017).
		Committee)			Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council,	153	Former: Guggenheim Energy & Income
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Fund (2015-2023); Fiduciary/Claymore
	Board and		Investment Company Institute (2018-present).		Energy Infrastructure Fund (2004-2022);
	Chair of the				Guggenheim Enhanced Equity Income
	Executive		Former: Member, Executive Committee, Independent Directors Council		Fund (2005-2021); Guggenheim Credit
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Allocation Fund (2013-2021); Western
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Asset Inflation-Linked Opportunities &
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Income Fund (2004-2020); Western
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen		Asset Inflation-Linked Income Fund
			Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.		(2003-2020).
(registered broker dealer) (1982-1999).

120 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	153	Former: Guggenheim Energy & Income
(1961)	President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund		Fund (2018-2023); Fiduciary/Claymore
	and Chief	Since 2014	Complex (2014-present); Vice President, certain other funds in the Fund		Energy Infrastructure Fund (2018-
	Legal Officer	(Chief Legal	Complex (2007-present); Senior Managing Director, Guggenheim		2022); Guggenheim Enhanced Equity
		Officer) Since	Investments (2012-present).		Income Fund (2018-2021);
		2012 (Vice			Guggenheim Credit Allocation Fund
		President)	President and/or Chief Executive Officer, certain funds in the Fund Complex		(2018-2021).
(2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Mses. Lee and Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2024.

- Messrs. Nyberg, Lydon, Jr., Toupin, Jr. and Ms. Sponem are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2025.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 121

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Officers

The Officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder	President	Since 2018	Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other
(1972)	and Chief		funds in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds
	Executive		Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc
	Officer		(2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund
Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and
President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018);
Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd.
(2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1966)	Compliance		Investments (2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-
2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer,
(1972)	Financial		certain other funds in the Fund Complex (2022-present).
Officer, Chief
	Accounting		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Officer and		Investments, Inc. (1996-2004).
Treasurer
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

122 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex
(1969)	Treasurer		(2016-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1979)	President		(2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors
(North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund
Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 123

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2023

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the

124 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2023

market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 125

FUND INFORMATION	November 30, 2023

Board of Trustees	Investment Adviser
Guggenheim Funds Investment
Randall C. Barnes	Advisors, LLC
Angela Brock-Kyle	Chicago, IL
Amy J. Lee*
Thomas F. Lydon, Jr.	Investment Sub-Adviser
Ronald A. Nyberg	Guggenheim Partners Investment
Sandra G. Sponem	Management, LLC
Ronald E. Toupin, Jr.,	Santa Monica, CA
Chairman
* This Trustee is an “interested person” (as	Administrator and Accounting Agent
defined in Section 2(a)(19) of the 1940 Act)	MUFG Investor Services (US), LLC
(“Interested Trustee”) of the Fund because of	Rockville, MD
her affiliation with Guggenheim Investments.
Custodian
Principal Executive Officers	The Bank of New York Mellon Corp.
Brian E. Binder	New York, NY
President and Chief Executive Officer
Legal Counsel
Joanna M. Catalucci	Dechert LLP
Chief Compliance Officer	Washington, D.C.

Amy J. Lee	Independent Registered Public
Vice President and Chief Legal Officer	Accounting Firm
Ernst & Young LLP
Mark E. Mathiasen	Tysons, VA
Secretary

James M. Howley
Chief Financial Officer, Chief Accounting
Officer and Treasurer

126 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND INFORMATION continued	November 30, 2023

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Fund's Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 127

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 West Monroe Street

Chicago, IL 60606

Member FINRA/SIPC

(01/24)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-SAR-1123

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a) Not applicable for semi-annual reporting period.

b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 2, 2024

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 2, 2024